                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            Fleming Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[FLEMING COMPANIES, INC. LOGO]                                A GREAT PLACE TO WORK
                                                              A GREAT PLACE TO TRADE
                                                              A GREAT PLACE TO INVEST

FLEMING COMPANIES, INC.                               NOTICE OF 2001 ANNUAL MEETING
1945 Lakepointe Drive                                 AND PROXY STATEMENT
Lewisville, Texas 75057

Dear Fellow Shareholders:

     Please come to our annual meeting on May 15, 2001. We are holding this year's meeting at 10:00 a.m. Central Time at our Customer Support Center, 1945 Lakepointe Drive, Lewisville, Texas. You will hear about our performance for fiscal 2000 and have the opportunity to ask questions. Enclosed with this proxy statement are your proxy card, our 2000 Form 10-K, and our 2000 annual report. We first mailed these materials to shareholders on April 3, 2001.

     I look forward to seeing you at our annual meeting.

                                          Sincerely,

                                          Mark S. Hansen
                                          Chairman and Chief Executive Officer

April 3, 2001

                                FLEMING COMPANIES, INC.
                                1945 LAKEPOINTE DRIVE
                                LEWISVILLE, TEXAS 75057
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TIME..................................  10:00 a.m. on Tuesday, May 15, 2001

PLACE.................................  Customer Support Center
                                        1945 Lakepointe Drive
                                        Lewisville, Texas

ITEMS OF BUSINESS.....................  (1) To elect seven members to the board of directors to serve for one year
                                            terms.

                                        (2) To ratify the selection of Deloitte
                                            & Touche LLP as our independent
                                            auditors for the 2001 fiscal year.

                                        (3) To approve our Key Executive
                                            Retention Plan.

                                        (4) To transact such other business as
                                            may properly come before the meeting
                                            and any adjournment or postponement.

RECORD DATE...........................  You can vote if you are a shareholder of record on March 19, 2001.

LIST OF SHAREHOLDERS..................  A list of shareholders entitled to vote at the meeting will be made available
                                        for examination by any shareholder, for
                                        any purpose germane to the meeting,
                                        during ordinary business hours, for a
                                        period of ten days prior to the meeting
                                        at the Customer Support Center, 1945
                                        Lakepointe Drive, Lewisville, Texas.

PROXY VOTING..........................  It is important that your shares be represented and voted at the meeting.
                                        Please vote in one of these ways:

PLEASE NOTE THAT ALL VOTES CAST VIA
TELEPHONE
OR THE INTERNET MUST BE CAST BEFORE
12:00 A.M. EASTERN DAYLIGHT SAVINGS
TIME
ON TUESDAY, MAY 15, 2001.               (1) MARK, SIGN, DATE AND PROMPTLY
                                          RETURN the enclosed proxy card in the
                                            postage-paid envelope, or

                                        (2) CALL 1-877-PRX-VOTE (1-877-779-8683)
                                            from the U.S. and Canada, OR

                                        (3) LOG ON to the following web address:
                                            http://www.eproxyvote.com/flm

                                        Any proxy may be revoked at any time
                                        prior to its exercise at the meeting.

APRIL 3, 2001                                                Carlos M. Hernandez
                                                          Senior Vice President,
                                                   General Counsel and Secretary

QUESTIONS AND ANSWERS

Q:       WHAT AM I VOTING ON?

A:       You are voting on three things:

         - election of seven directors (Herbert M. Baum, Kenneth M. Duberstein, Archie R. Dykes, Carol B. Hallett, Robert S. Hamada, Mark S. Hansen and Guy A. Osborn),

         - ratification of Fleming's independent auditors for the 2001 fiscal year, and

         - approval of our Key Executive Retention Plan. (A copy of the plan is attached as Exhibit A.)

Q:       WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on March 19, 2001 (the record date). Each share of common stock is entitled to one vote.

Q:       HOW DO I VOTE?

A: In addition to attending the meeting and casting your vote in person, you may either:

         - Mark your selection on the enclosed proxy card, date and sign the card, and return the card in the enclosed envelope; or

         - Dial 1-877-PRX-VOTE (1-877-779-8683) from the U.S. and Canada, enter your control number (found on your proxy card) and follow the voice prompts; or

         - Go to the following website: http://www.eproxyvote.com/flm enter your control number and follow the simple instructions on the screen.

Q:       IF I VOTE BY TELEPHONE OR INTERNET,
         DO I NEED TO RETURN MY PROXY CARD?

A:       No.

Q:       WHAT IS THE DIFFERENCE BETWEEN
         VOTING VIA TELEPHONE OR THE INTERNET OR RETURNING A PROXY CARD AND VOTING IN PERSON?

A: Voting by proxy, regardless of whether it is via telephone or the internet or by returning your proxy card by mail, appoints Mark S. Hansen, our chairman and chief executive officer, Neal
         J. Rider, our executive vice president and chief financial officer and Carlos M. Hernandez, our senior vice president, general counsel and secretary, as your proxies. They will be required to vote on the three proposals exactly as you voted. However, if any other matter requiring a shareholder vote is properly raised at the meeting, then Messrs. Hansen, Rider and Hernandez are authorized to use their discretion to vote on the issues on your behalf.

Q:       HOW DOES DISCRETIONARY
         AUTHORITY APPLY?

A: If you sign your proxy card, but do not make any selections, you give authority to Mark S. Hansen, Neal J. Rider or Carlos M. Hernandez to vote on the proposals and any other matter that may arise at the annual meeting.

Q.       IF I VOTE VIA TELEPHONE OR THE
         INTERNET OR BY MAILING MY PROXY CARD, MAY I STILL ATTEND THE MEETING?

A:       Yes.

Q:       WHAT IF I WANT TO CHANGE MY
         VOTE?

A: You can revoke your vote at any time before the meeting.

Q:       IS MY VOTE CONFIDENTIAL?

A: Yes, only First Chicago Trust Company, the inspector of election, Morrow & Co., our proxy solicitor, and certain employees of Fleming will have access to your voting information. All comments will remain confidential, unless you ask that your name be disclosed.

Q:       WHO WILL COUNT THE VOTES?

A: First Chicago Trust Company will tabulate the votes and act as inspector of election.

Q:       WHAT DOES IT MEAN IF I GET MORE
         THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Vote all proxy cards to ensure that all your shares are voted. Contact our transfer agent, (1-800-317-4445), to have your accounts registered in the same name and address.

Q:       WHAT CONSTITUTES A QUORUM?

A:       As of March 19, 2001, 39,781,469 shares of
         Fleming common stock were issued and outstanding and entitled to vote at the annual meeting. A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. If you vote by telephone or the internet or by returning your proxy card, you will be considered part of the quorum. The inspector of election will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:       WHEN ARE THE SHAREHOLDER
         PROPOSALS DUE FOR THE YEAR 2002 ANNUAL MEETING?

A: To be included in next year's proxy statement, shareholder proposals must be received in writing by December 4, 2001 by our corporate secretary. We will include a proposal in next year's proxy statement if it complies with the rules of the Securities and Exchange Commission and we are required to include it in our proxy statement pursuant to the rules of the Securities and Exchange Commission. In accordance with our bylaws, if a shareholder wishes to present a proposal for consideration at the 2002 annual meeting, but not have it included in our proxy statement, he or she must send written notice of the proposal to our corporate secretary. To be timely, the notice must be delivered to, or mailed and received at, our principal executive offices during the period beginning February 14, 2002 and ending March 16, 2002.

Q:       HOW DOES A SHAREHOLDER
         NOMINATE A DIRECTOR OF FLEMING?

A:       Submit a written recommendation
         (accompanied by the written consent of the nominee to serve as a director if elected and a list of the nominee's principal occupations or employment over the past five years) to our corporate secretary. To be timely, the notice must be delivered to, or mailed and received at, our principal executive offices during the period beginning February 14, 2002 and ending March 16, 2002. You can contact our corporate secretary at Fleming Companies, Inc., 1945 Lakepointe Drive, Lewisville, Texas 75057.

Q:       WHO PAYS THE SOLICITATION
         EXPENSES?

A: The accompanying proxy is being solicited on behalf of the Fleming board of directors, and Fleming pays the cost of solicitation. We generally solicit proxies by mail, but certain officers or associates of Fleming may solicit proxies by telephone or in person without additional compensation. We hired Morrow & Co. to assist in the distribution of proxy materials and solicitation of votes for $7,500 plus out-of-pocket expenses. Upon request, we will reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the beneficial owners of shares of our common stock.

Q:       WHERE CAN I FIND THE VOTING
         RESULTS OF THE MEETING?

A:       We will announce voting results at the
         meeting, and we will publish final results in our quarterly report on Form 10-Q for the first quarter of 2001. We will file that report with the Securities and Exchange Commission. You can get a copy by contacting either our investor relations department (972-906-8592) or the Securities and Exchange Commission at 1-800-SEC-0330 or www.sec.gov.

PROPOSALS

1.    ELECTION OF DIRECTORS

Since 1983, our board of directors has been divided into three classes with each class serving a three year term. At our annual meeting in 1999, our shareholders voted to amend our Certificate of Incorporation to phase out classification of the board of directors. Pursuant to authority in the company's Restated Certificate of Incorporation, the directors recently voted to increase the number of members on the board from seven to nine. The board filled one of the two new vacancies at its meeting in February 2001 by appointing Robert S. Hamada to the board. The directors recommend that Kenneth M. Duberstein be elected to the board to fill the remaining vacancy.

The individuals named below are nominated for election as directors to serve one year terms. Beginning with the annual meeting in 2002, the classification of the board will terminate and all nominees will be subject to annual election.

Nominees for election this year:

-       Kenneth M. Duberstein

Nominees for re-election this year are:

-       Herbert M. Baum (director since 1998)

-       Archie R. Dykes (director since 1981)

-       Carol B. Hallett (director since 1993)

-       Robert S. Hamada (director since February 2001)

-       Mark S. Hansen (director since 1998)

-       Guy A. Osborn (director since 1992)

Each has consented to serve a one year term. (See pages 5-7 for biographical information.)

If any nominee is unable to stand for re-election, the board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

The seven nominees receiving the highest number of "yes" votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes are not counted for purposes of the election of directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

2.       RATIFICATION OF DELOITTE &
         TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2001

Our board of directors, upon recommendation of the audit and compliance committee, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2001 fiscal year and is soliciting your ratification of that selection. Representatives of Deloitte & Touche LLP will attend the annual meeting, have the opportunity to make a statement if they so desire, and be available to answer appropriate questions.

The affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the annual meeting is required to ratify Deloitte & Touche LLP as independent auditors for 2001. For purposes of approving this proposal, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2001.

3.       APPROVAL OF THE FLEMING
         COMPANIES, INC. KEY EXECUTIVE RETENTION PLAN.

Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. Key Executive Retention Plan. The plan authorizes the compensation and organization committee to grant performance-based cash awards annually to a limited number of key executives. A description of the plan begins on page 27. A copy of the plan is attached as Exhibit A.

The affirmative vote of the majority of the shares present in person or by proxy and entitled to vote at the annual meeting is required to approve the Key Executive Retention Plan. For purposes of approving the plan, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE KEY EXECUTIVE RETENTION PLAN.

BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

     The persons named on your proxy card intend to vote in favor of the seven nominees listed below. Should any of these nominees become unavailable for election, the proxy will be voted for a substitute nominee. If the nominees are elected, our board will be comprised of nine members, of which eight are non-management directors and one is an officer of Fleming.

NOMINEE FOR ELECTION AS DIRECTOR

              NAME (AGE) OF NOMINEE

              KENNETH M. DUBERSTEIN (56)
              Chairman and CEO of The Duberstein Group, Inc., an independent strategic planning and consulting company. Mr. Duberstein previously served as Chief of Staff to President Ronald Reagan in 1988-1989. During President Reagan's two terms in office, he also served in the White House as Deputy Chief of Staff (1987), as well as both the Assistant and the Deputy Assistant to the President for Legislative Affairs (1981-1983).

              Mr. Duberstein is a director of The Boeing Company, Conoco, Inc., Fannie Mae, GVG, The St. Paul Companies, Inc. and on the Board of Governors for the American Stock Exchange and NASD. He serves as well on a wide range of educational, cultural and volunteer boards: Vice Chairman of the Kennedy Center for Performing Arts, Chairman of Ethics Oversight Committee for U.S. Olympics Committee, trustee of Franklin & Marshall College and Johns Hopkins University, the Council on Foreign Relations, the Institute of Politics at Kennedy School and National Alliance to End Homelessness.

NOMINEES FOR RE-ELECTION AS DIRECTORS

              NAME (AGE), YEAR FIRST BECAME A DIRECTOR

              HERBERT M. BAUM (64), 1998
              Chairman, president and chief executive officer of The Dial Corporation (a consumer products company). Prior to joining The Dial Corporation in August 2000, Mr. Baum served as president and chief operating officer of Hasbro, Inc. from January 1999. From 1993 to 1998, Mr. Baum served as chairman and chief executive officer of Quaker State Corporation. From 1978 to 1993, Mr. Baum served in a variety of positions for Campbell Soup Company where his last position held was president Campbell North and South America. Mr. Baum is a director of Grocery Manufacturers of America, The Dial Corporation, Midas, Inc., Meredith Corporation and PepsiAmericas, Inc. (formerly Whitman Corporation).

              ARCHIE R. DYKES (70), 1981
              Chairman and chief executive officer of Capital City Holdings, Inc. (a venture capital organization). He is nonexecutive chairman and a director of PepsiAmericas, Inc. (formerly Whitman Corporation), Midas, Inc. and the Employment Corporation. A former chancellor of the University of Kansas and of the University of Tennessee, Mr. Dykes also serves as a trustee of the Kansas University Endowment Association and of the William Allen White Foundation.

              CAROL B. HALLETT (63), 1993
              President and chief executive officer of the Air Transport Association of America, Washington, D.C. (the nation's oldest and largest airline trade organization). Prior to joining the Air Transport Association in April 1995, Mrs. Hallett served as senior government relations advisor with Collier, Shannon, Rill & Scott from February 1993 to March 1995. From November 1989 through January 1993, Mrs. Hallett served as the Commissioner of the United States Customs Service. From September 1986 to May 1989, she served as the U.S. Ambassador to The Commonwealth of the Bahamas. From July 1983 to August 1986, Mrs. Hallett served as the national vice chairman and field director of Citizens for America. Mrs. Hallett also served three terms in the California legislature and as minority leader in the State Assembly. Mrs. Hallett is a director of Litton Industries, Inc. and Mutual of Omaha Insurance Company. She is a trustee for the Junior Statesmen of America. Mrs. Hallett also serves on the President's Cabinet of California Polytechnic State University.

              ROBERT S. HAMADA (64), 2001
              Dean of the University of Chicago Graduate School of Business. Mr. Hamada also is the Edward Eagle Brown Distinguished Service Professor of Finance. He has been a member of the faculty since 1966. An internationally known authority in finance, he served as deputy dean for the faculty at the Graduate School of Business from 1985 to 1990 and was director of the school's Center for Research in Security Prices from 1980 to 1985. He also was a director of the school's Center for International Business and Research from 1992 to 1993. Mr. Hamada is a director of Northern Trust Corp., A. M. Castle & Co., Flying Food Fare, Window To The World Communications, Inc. (WTTW Channel 11), and the National Bureau of Economic Research (NBER).

              MARK S. HANSEN (46), 1998
              Chairman and chief executive officer. Mr. Hansen served as president and chief executive officer of SAM'S Club, a division of Wal-Mart Stores, Inc., from 1997 through 1998. Prior to joining Wal-Mart, Mr. Hansen served in multiple capacities from 1989 to 1997 including as president and chief executive officer of PETsMART, Inc. a retailer of pet food, pet supplies and related products. Prior to 1989, Mr. Hansen served in various management capacities in the supermarket industry. He serves as an executive advisory board member of Swander Pace Capital and is a director of Applebee's Restaurants.

              GUY A. OSBORN (65), 1992
              Retired as chairman of Universal Foods Corp. in April 1997. He joined that company in 1971, became president in 1984 and chairman in 1990. He serves on the boards of Boys and Girls Club of Greater Milwaukee and Alverno College and is a trustee of Northwestern Mutual Life Insurance Company.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

              NAME (AGE), YEAR FIRST BECAME A DIRECTOR

              EDWARD C. JOULLIAN III (71), 1984
              Chairman of Mustang Fuel Corp. (energy development and services) since 1964. He also served as chief executive officer of that company until his retirement in 1998. Mr. Joullian also served Fleming as interim chairman of the board of directors from July 18, 1998 until November 30, 1998. He is a director of The LTV Corp.

              ALICE M. PETERSON (48), 1998
              President of RIM Finance, LLC (a wholly-owned subsidiary of the Canadian company, Research In Motion Limited, the maker of the BlackBerry wireless handheld device), since December 2000. From April 2000 to September 2000, Ms. Peterson served as Chief Executive Officer of GuidanceResources.com (an Internet-based service that employers provide as a value-added benefit to enhance employee productivity). From October 1998 to February 2000, Ms. Peterson served as vice president and general manager of Sears Online, the unit of Sears, Roebuck and Co. where all business-to-consumer Internet activities are conducted, including interactive marketing. Ms. Peterson was vice president and treasurer of Sears, Roebuck and Co. from 1993 to 1998. She joined that company in 1989 as corporate director of finance, became managing director -- corporate finance in 1992, and vice president -- treasurer in 1993. Prior to joining Sears, Ms. Peterson served as assistant treasurer of Kraft, Inc. from 1988 to 1989. From 1984 to 1988, Ms. Peterson served in a variety of financial positions for PepsiCo, Inc., where her last position held was director of capital markets. Ms. Peterson is a director of RIM Finance, LLC and she serves on the Ravinia Festival Board of Trustees.

BOARD AND COMMITTEE MEETINGS

     Our board of directors met 11 times in 2000.

-----------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                    MEETINGS IN
           COMMITTEE AND MEMBERS                   FUNCTIONS OF COMMITTEE              2000
-----------------------------------------------------------------------------------------------
  AUDIT AND COMPLIANCE                     - Considers selection of independent
     Carol B. Hallett                        auditors and recommends appointment
     Edward C. Joullian III                - Reviews scope of annual audit and
     Alice M. Peterson*                      auditors' annual report and discusses
                                             reviews of interim financial
                                             information
                                           - Oversees internal audit programs and        4
                                             policies, as well as programs related
                                             to ethical standards and compliance
                                           - Addresses independent auditors'
                                             relationships with, and non-audit
                                             services provided to, Fleming
                                           - See Exhibit B to this proxy statement
-----------------------------------------------------------------------------------------------
  COMPENSATION AND ORGANIZATION            - Oversees all compensation and benefits
     Herbert M. Baum                         policies and programs
     Carol B. Hallett                      - Reviews objectives, structure, cost
     Edward C. Joullian III                  and administration of major compensation    5
     Guy A. Osborn*                          and benefits policies and programs
                                           - Administers stock option and incentive
                                             plans
-----------------------------------------------------------------------------------------------
  GOVERNANCE/NOMINATING                    - Considers matters relating to
     Archie R. Dykes*                        corporate governance
     Robert S. Hamada                      - Establishes standards, subject to
     Guy A. Osborn                           annual review, for governing operation
                                             of Fleming by the board through
                                             management
                                           - Annually assesses board and committee
                                             effectiveness
                                           - See Exhibit C to this proxy statement       7
                                           - Develops and recommends guidelines and
                                             criteria for selecting directors
                                           - Recommends nominees
                                           - Considers shareholder recommendations
                                             and makes recommendations on board
                                             composition
                                           - See Exhibits D-1 and D-2 to this proxy
                                             statement
-----------------------------------------------------------------------------------------------
  EXECUTIVE COMMITTEE                      - Oversees executive and company matters
     Herbert M. Baum                       - Authorized to act on behalf of the
     Mark S. Hansen*                         board except as restricted by law           4
     Edward C. Joullian III
-----------------------------------------------------------------------------------------------
  FINANCE                                  - Reviews all financial matters not
     Herbert M. Baum*                        under the authority of the audit and
     Archie R. Dykes                         compliance committee or indenture
     Robert S. Hamada                        committee
     Alice M. Peterson                     - Oversees pension plans, funds and           1
                                             trusts
                                           - Oversees investment policy with
                                             respect to pension trust assets
                                           - Reviews long-term financial strategy
-----------------------------------------------------------------------------------------------

*  Chairperson

REPORT OF THE AUDIT & COMPLIANCE COMMITTEE

     The audit and compliance committee is appointed by the board and operates pursuant to a written charter that was adopted by the board in May 2000. The Audit and Compliance Committee Charter is attached as Exhibit B to this proxy statement.

     Under the terms of its charter, the audit and compliance committee approves fees paid by Fleming to its independent auditor. For the fiscal year ending December 30, 2000, Fleming paid the following fees to Deloitte & Touche LLP:

            FINANCIAL INFORMATION
             SYSTEMS DESIGN AND
AUDIT FEES   IMPLEMENTATION FEES    ALL OTHER FEES
----------  ---------------------   --------------
$800,000             $0               $2,032,468

     In fulfilling its duties for the 2000 fiscal year, the audit and compliance committee has done each of the following:

     - reviewed Fleming's audited financial statements for 2000 and discussed the financial statements with Fleming's management;

     - discussed with Deloitte & Touche the matters required to be discussed with the auditor by the Auditing Standards Board Statement on Auditing Standards No. 61;

     - received written disclosure from Deloitte & Touche about any relationships between Deloitte & Touche and Fleming which the auditor believes may affect its independence;

     - received a confirmation letter from Deloitte & Touche that the auditor is independent of Fleming; and

     - discussed Deloitte & Touche's independence with the auditor.

     Based on the review and discussions above, the audit and compliance committee recommended to the board that the audited financial statements for 2000 be included in Fleming's 10-K filed with the Securities and Exchange Commission.

     Ms. Peterson and Mrs. Hallett are "independent" in accordance with the New York Stock Exchange listing standards. Mr. Joullian served as Fleming's interim chairman for a brief period in 1998. The board of directors has determined that, in its opinion, Mr. Joullian is independent of management and has no relationship that would interfere with the exercise of his independent judgment as a member of the Audit Committee. In reaching its determination, the board took into consideration the brevity of Mr. Joullian's tenure as an officer of Fleming, his previous service as an independent director, the fact that he served as interim chairman only during the process of identifying a new chairman and the fact that more than two years have passed since he was an officer of the company.

     Alice M. Peterson, Chairperson
     Carol B. Hallett
     Edward C. Joullian III

DIRECTORS COMPENSATION

     Directors who are also associates of Fleming do not receive compensation for serving on the board of directors or its committees other than their normal salaries. Directors who are not associates of Fleming received the following in 2000:

STOCK BASED COMPENSATION

- 3,500 shares of restricted stock                              - Prior to vesting, shares have voting and
                                                                  dividend rights.
- 4,000 subsidiary options
                                                                - Shares will vest five years from March
CASH COMPENSATION                                                 15, 2000 if adjusted net earnings from
                                                                  operations for the 13 four-week
- $1,000 for each board or committee meeting attended*            accounting periods preceding the date of
                                                                  determination exceed adjusted net
- $500 for chairing a committee                                   earnings from operations for fiscal 1998
                                                                  by at least 10%.
- reimbursement of travel expenses for attending meetings
                                                                - Shares are held in escrow by Fleming's
---------------                                                   corporate secretary, pending vesting.
*  No fees are paid for telephone board meetings unless they
   are longer than thirty minutes and are meetings for which    - Unvested shares will be forfeited.
   an agenda has been set.
                                                                - If, on a date prior to the end of the
STOCK OWNERSHIP REQUIREMENTS                                      first year vesting period, a director
                                                                  ceases to be a member of the board,
     In March 1999, the board adopted stock ownership             under certain conditions, vesting can be
requirements for directors. Directors who are not also            accelerated.
associates of Fleming must >meet the following stock
ownership requirements.
- 1,000 shares of Fleming common stock within one year of
  first being elected.
- 12,000 shares of Fleming common stock within four years of first being elected.
- Members of the board on March 1, 1999 have until March 1,
  2003 to satisfy the four year requirements since the
  policy was not in effect when they were first elected.

     The board also adopted stock ownership                 Each director exercised options granted on January 18, 2000
requirements for corporate officers which are            to purchase 4,000 shares of common stock of Cerespan.com,
described on page 18.                                    Inc., a subsidiary of the company, for $0.20 per share. No public market exists for Cerespan's shares. The market
                                                         value per share is estimated to be less than $1 per share.

BENEFICIAL OWNERSHIP

     This table indicates how much Fleming common stock and stock equivalent units were beneficially owned as of March 9, 2001 by the directors, nominees and each of the named executive officers listed in the Summary Compensation Table who retained his position as of March 9, 2001 and by beneficial owners of more than 5% as of the dates indicated in the footnotes. Beneficial ownership of directors and executive officers as a group (20 persons) represents 3.10% of the total outstanding shares. No director or executive officer owns in excess of 1% of the outstanding shares except for Mr. Hansen. As of March 9, 2001, 39,752,794 shares of Fleming common stock were issued and outstanding.

------------------------------------------------------------------------------------------------------------
                                                                                 EXECUTIVE
                                                      SHARES OF     DIRECTORS'   OFFICERS'
                                                    COMMON STOCK       STOCK         STOCK
                                                    BENEFICIALLY    EQUIVALENT   EQUIVALENT   PERCENT
NAME                                                   OWNED(1)     UNITS(2)      UNITS(3)    OF CLASS
------------------------------------------------------------------------------------------------------------
  Mark S. Hansen(4)(5)(6)                               474,998           --       300,000       1.18%
------------------------------------------------------------------------------------------------------------
  Herbert M. Baum(6)(7)                                   6,250          750                       --
------------------------------------------------------------------------------------------------------------
  Archie R. Dykes(6)(7)(8)                               11,467        5,314                       --
------------------------------------------------------------------------------------------------------------
  Carol B. Hallett(6)(7)                                  8,422        4,456                       --
------------------------------------------------------------------------------------------------------------
  Robert S. Hamada                                           --           --
------------------------------------------------------------------------------------------------------------
  Edward C. Joullian(6)(7)(8)                            25,605       14,337                       --
------------------------------------------------------------------------------------------------------------
  Guy A. Osborn(6)(7)                                    23,450        5,314                       --
------------------------------------------------------------------------------------------------------------
  Alice M. Peterson(6)(7)                                 9,250        2,250                       --
------------------------------------------------------------------------------------------------------------
  E. Stephen Davis(4)(5)(7)(8)(9)                       138,708           --       200,000         --
------------------------------------------------------------------------------------------------------------
  Dennis C. Lucas(4)(7)(9)                              108,450           --       150,000         --
------------------------------------------------------------------------------------------------------------
  William H. Marquard(4)(6)(7)                           71,625           --       150,000         --
------------------------------------------------------------------------------------------------------------
  Neal J. Rider(4)(5)(8)(9)                             121,423           --       200,000         --
------------------------------------------------------------------------------------------------------------
  All directors and executive officers as a
     group(4)(5)(7)(8)                                1,257,747       32,421     1,990,000       3.10%
------------------------------------------------------------------------------------------------------------
  Dimensional Fund Advisors, Inc.(10)                 2,432,997           --                     6.12%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, California 90401
------------------------------------------------------------------------------------------------------------
  FMR Corp.(11)                                       2,291,139           --                     5.76%
     82 Devonshire Street
     Boston, Massachusetts 02109
------------------------------------------------------------------------------------------------------------
  High Rock Capital LLC(12)                           2,070,800           --                     5.21%
     28 State Street, 16th Floor
     Boston, Massachusetts 02109
------------------------------------------------------------------------------------------------------------
  Mellon Financial Corporation(13)                    2,218,167           --                     5.58%
     One Mellon Center
     Pittsburgh, Pennsylvania 15258
------------------------------------------------------------------------------------------------------------
  Southeastern Asset Management, Inc.(14)             7,636,900           --                    19.21%
     6410 Poplar Avenue, Suite 900
     Memphis, Tennessee 38119
------------------------------------------------------------------------------------------------------------

---------------

 (1) This column includes Fleming common stock held by directors and officers or by certain members of their families (for which the directors and executive officers have sole or shared voting or investment power), Fleming common stock which the officers have the right to acquire within 60 days of March 9, 2001 under Fleming's stock option and stock incentive plans and shares of Fleming restricted common stock, subject to forfeiture, awarded under Fleming's stock incentive plans.

 (2) These stock equivalent units are payable in cash only when a director ceases to be a member of the board.

 (3) The initial grant vests in one-third increments on the first through third anniversaries of the date of the grant.

 (4) The amounts shown include shares which the following persons have the right to acquire within 60 days of March 9, 2001 under the company's stock option and stock incentive plans:

Hansen                            399,998 shares
Davis                              54,500 shares
Lucas                              81,250 shares
Marquard                           28,125 shares
Rider                              87,500 shares

     All directors and officers as a group (including those named above):
     813,273

 (5) The following shares have been excluded from the share totals for individuals and group named in the table as they do not have voting or investment power with respect to such shares:

Hansen                  300,000 shares of restricted stock
Davis                   100,000 shares of restricted stock
Rider                    12,500 shares of restricted stock

     All directors and officers as a group (including those named above):
     425,000 shares of restricted stock

 (6) The amounts shown do not include shares of common stock of Cerespan.com, Inc., a subsidiary of the company, which the following persons acquired as a result of exercising options granted by Cerespan on January 18, 2000. On January 18, 2001, 25% of the purchased shares vested. The remaining shares vest in evenly-divided monthly increments February 18, 2001 through January 18, 2004.

Hansen                  150,000 shares of subsidiary
Baum                      4,000 shares of subsidiary
Dykes                     4,000 shares of subsidiary
Hallett                   4,000 shares of subsidiary
Joullian                  4,000 shares of subsidiary
Osborn                    4,000 shares of subsidiary
Peterson                  4,000 shares of subsidiary
Marquard                100,000 shares of subsidiary

     All directors and officers as a group (including those named above):
     282,000 shares of subsidiary

 (7) The individuals and group named in the table have sole voting power with respect to the following shares of restricted stock:

Baum                                5,250 shares
Dykes                               5,250 shares
Hallett                             5,250 shares
Joullian                            5,250 shares
Osborn                              5,250 shares
Peterson                            5,250 shares
Davis                              68,000 shares
Lucas                              10,000 shares
Marquard                           20,000 shares

     All directors and officers as a group (including those named above):
     168,900 shares

 (8) The individuals and group named in the table have shared voting and investment power with respect to the following shares of common stock:

Dykes                              642 shares
Joullian                        20,355 shares
Davis                            9,000 shares
Rider                           32,500 shares

     All directors and officers as a group (including those named above): 69,498 shares

 (9) The amounts shown do not include shares of common stock of Cerespan.com, Inc., a subsidiary of the company, which the following persons have the right to acquire within 60 days of March 9, 2001 pursuant to options granted by Cerespan on January 18, 2000.

Davis                   25,000 shares of subsidiary
Lucas                   25,000 shares of subsidiary
Rider                   25,000 shares of subsidiary

     All directors and officers as a group (including those named above):
     141,000 shares of subsidiary

(10) In a Schedule 13G dated February 2, 2001, Dimensional Fund Advisors, Inc. disclosed it held 2,432,997 shares of Fleming common stock and had sole power to vote and dispose of all shares. Dimensional disclaims beneficial ownership of all of the shares.

(11) In a Schedule 13G filed January 10, 2001, FMR Corp. disclosed that it held 2,291,139 shares of Fleming common stock, had sole power to vote none of the shares and had sole power to dispose of, or direct the disposition of, all shares.

(12) In a Schedule 13G dated February 12, 2001, High Rock Capital LLC disclosed that it held 2,070,800 shares of Fleming common stock, had sole power to vote 1,536,500 of the shares and had sole power to dispose of, or direct the disposition of, 1,914,100 of the shares. With the exception of the 1,914,100 shares of Fleming common stock that it holds of record, High Rock Capital LLC disclaims beneficial ownership of any shares of Fleming stock, including 156,700 shares of Fleming common stock which High Rock Capital LLC may be deemed to beneficially own by virtue of its relationship with High Rock Asset Management LLC.

(13) In a Schedule 13G dated January 17, 2001, Mellon Financial Corporation disclosed that it held 2,218,167 shares of Fleming common stock, shared voting and investment power with respect to 199,600 shares, had sole voting power with respect to 1,936,497 shares, and had sole power to dispose of all shares.

(14) In a Schedule 13G dated February 8, 2001, Southeastern Asset Management, Inc. disclosed that it held 7,636,900 shares of Fleming common stock and that it shared voting and investment power with respect to 6,444,000 of the held shares with Longleaf Partners Small-Cap Fund. In the same Schedule 13G, Southeastern Asset Management disclosed that it had sole power to vote 564,900 shares, had sole power to dispose of 1,192,900 shares, and had no voting power with regard to 628,000 shares. The Schedule 13G identifies Mr.
     O. Mason Hawkins as Chairman of the Board and Chief Executive Officer of Southeastern Asset Management, but Mr. Hawkins does not claim any voting or dispositive power with regard to the shares of Fleming common stock held by Southeastern.

SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                                                                  LONG-TERM
                                         ANNUAL COMPENSATION                 COMPENSATION AWARDS
-------------------------------------------------------------------------------------------------------------------
                                                                           RESTRICTED
                                                            OTHER ANNUAL       STOCK    SECURITIES     ALL OTHER
  NAME AND PRINCIPAL                                        COMPENSATION      AWARDS    UNDERLYING    COMPENSATION
POSITION                     YEAR   SALARY($)    BONUS($)    ($)(1)           ($)(2)    OPTIONS(#)        ($)(3)
-------------------------------------------------------------------------------------------------------------------
  Mark S. Hansen (4)         2000    847,115    1,700,000        90        4,481,250          --          65,335
  Chairman and Chief         1999    750,000      980,813        --               --          --          90,818
  Executive Officer          1998     57,692           --        --          300,000     800,000         306,478
-------------------------------------------------------------------------------------------------------------------
  E. Stephen Davis (5)       2000    393,654      600,000       396               --          --           6,029
  Executive Vice President-  1999    330,858      342,104       570          690,000      25,000              --
  President of Wholesale     1998    324,643           --       570               --      25,000              --
-------------------------------------------------------------------------------------------------------------------
  Dennis C. Lucas (5)        2000    407,692      600,000       138               --      25,000          27,871
  Executive Vice President-  1999    166,910      191,803        --          235,000     300,000         534,995
  President of Retail        1998         --           --        --               --          --              --
-------------------------------------------------------------------------------------------------------------------
  William H. Marquard (4)    2000    407,692      600,000        60               --      25,000(6)      156,082
  Executive Vice President-  1999    229,231      261,550        --          418,750     200,000(7)      415,562
  Chief Knowledge Officer    1998         --           --        --               --          --              --
-------------------------------------------------------------------------------------------------------------------
  Neal J. Rider (5)          2000    516,735      675,000        36          223,438     350,000         670,411
  Executive Vice President-  1999         --           --        --               --          --              --
  Chief Financial Officer    1998         --           --        --               --          --              --
-------------------------------------------------------------------------------------------------------------------

---------------

(1) The company provides term life insurance to all associates. There is no imputed income to the associate with respect to the first $50,000 of coverage except for highly compensated associates. Accordingly, the company is required to impute income to the named individuals with respect to the first $50,000 of coverage and reimburses them for its tax effect. The amounts shown in this column reflect such tax reimbursement amounts.

(2) The following officers received restricted stock awards in connection with their employment with Fleming which vest as follows based on their continuous employment through the applicable vesting dates:

Hansen                  32,000 shares on        16,000 shares vested
                        November 30, 1998       on November 30, 1999;
                                                16,000 shares vested
                                                on November 30, 2000
                        300,000 shares on       300,000 shares will
                        February 29, 2000       vest on February 28,
                                                2002
Lucas                   20,000 shares on July   10,000 shares vested
                        28, 1999                on July 28, 2000;
                                                10,000 shares will
                                                vest on July 28, 2001

Marquard                20,000 shares on June   10,000 shares vested
                        1, 1999                 on June 1, 2000;
                                                10,000 shares will
                                                vest on June 1, 2001
                        20,000 shares on        10,000 shares vested
                        December 21, 1999       on December 21, 2000;
                                                10,000 shares will
                                                vest on December 21,
                                                2001
Rider                   25,000 shares on        12,500 shares vested
                        January 18, 2000        on January 18, 2001;
                                                12,500 shares will
                                                vest on January 18,
                                                2002

     Mr. Davis was awarded 100,000 shares of restricted stock on November 1, 1997 in connection with termination of the company's Supplemental Retirement Income Plan (the "SRP"). With respect to Mr. Davis' award, 66,667 shares have vested and 33,333 will vest if Mr. Davis remains continuously employed through July 20, 2001 and meets certain targets in connection with Fleming's Low Cost Pursuit Program. No vested shares are distributable to Mr. Davis until termination of his employment. Mr. Davis received an additional award of 60,000 shares of restricted stock on July 20, 1999 which will vest on July 20, 2001 if Mr. Davis remains continuously employed through that date and meets certain targets in connection with Fleming's Low Cost Pursuit Program. Mr. Marquard received an additional award of 20,000 shares of restricted stock on December 21, 1999, of which vested 50% on December 21, 2000, and 50% of which will vest on December 21, 2001 based on his continuous employment through the vesting date.

     All shares of restricted stock will vest upon the occurrence of a change of control and upon termination of the executive's employment due to death or disability, without cause or by the executive for good reason. As of December 30, 2000, there were held in escrow the following shares of restricted stock for each officer with the following values (based on the market price per share of $11.81 on December 29, 2000):

Hansen     300,000 shares   $3,543,000
Davis      168,000 shares   $1,984,080
Lucas       10,000 shares   $  118,100
Marquard    20,000 shares   $  236,200
Rider       25,000 shares   $  295,250

(3) Included in this column are the following amounts:

          Mr. Hansen:        For 2000: $64,200 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount) and $1,135 for moving expenses. For 1999: $52,145 attributable to personal use of the company plane
                             (includes reimbursement for his tax liability associated with such amount) and $38,673 for relocation expenses. For 1998: $299,105 reimbursement for his tax liability associated with restricted stock award and $7,373 attributable to personal use of company plane (includes reimbursement for his tax liability associated with such amount).

          Mr. Davis:         For 2000: $1,029 for moving expenses and $5,000 for
                             loss of company car.

          Mr. Lucas:         For 2000: $16,489 for moving expenses and $11,382
                             attributable to personal use of the company plane
                             (includes reimbursement for his tax liability associated with such amount). For 1999, $73,973 for moving expenses and $461,022 for taxes incurred in connection with an 83(b) election.

          Mr. Marquard:      For 2000: $39,208 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount), $23,752 for moving expenses, $13,098 for temporary living expenses, $67,210 for reimbursement for taxes incurred in connection with an 83(b) election and $12,814 for transportation allowance. For 1999:
                             $387,314 reimbursement for his tax liability associated with restricted stock awards and $28,248 for temporary living expenses.

          Mr. Rider:         For 2000: $26,938 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount), $11,226 for expenses incurred in connection with the sale of his home, $253,219 for moving expenses and $379,028 for reimbursement for taxes incurred in connection with an 83(b) election.

(4) The amounts shown do not include shares of common stock of Cerespan.com, Inc., a subsidiary of the company, which the following persons acquired as a result of exercising options granted by Cerespan on January 18, 2000. On January 18, 2001, 25% of the purchased shares vested. The remaining shares vest in evenly-divided monthly increments February 18, 2001 through January 18, 2004.

               Hansen        150,000 shares of subsidiary
               Marquard      100,000 shares of subsidiary

(5) The amounts shown do not include shares of common stock of Cerespan.com, Inc., a subsidiary of the company, which the following persons have the right to acquire within 60 days of March 9, 2001 pursuant to options granted by Cerespan on January 18, 2000.

               Davis         25,000 shares of subsidiary
               Lucas         25,000 shares of subsidiary
               Rider         25,000 shares of subsidiary

(6) Includes 12,500 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

(7) Includes 100,000 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

COMPENSATION PHILOSOPHY

     The company's compensation philosophy is based primarily on "pay for performance" and a significant portion of our executive compensation is incentive based. The objectives of the Fleming executive compensation programs are to motivate executive officers to enhance financial performance by focusing attention on specific business objectives emphasizing company profitability and teamwork, and to reward executive officers based on company and individual performance.

     There are three parts to Fleming's executive compensation program:

     - Base salary;
     - Annual bonuses; and
     - Stock based compensation.

     The compensation and organization committee, comprised of non-management directors, administers the executive compensation programs, policies and practices. The committee decides compensation for all executive officers, except the chief executive officer, upon recommendation of the CEO. The committee's decisions are submitted to the full board of directors for its information and review only. The CEO, who is also a director, does not participate in the board's review of the committee's decisions regarding his compensation.

BASE SALARIES

     Decisions as to base salary for the named executive officers for 2000, except Mr. Rider, were determined by the committee in reliance on the company's salary administration program, the objectives of which are to attract, retain and motivate productive executive officers. For each job classification, the program requires a written job description, an evaluation of the job with assigned points based on the nature of the job, its function and the level of the position, and an assigned salary range based on the total point value. Mr. Rider's base salary was based on the negotiation of his employment agreement. Decisions as to Mr. Rider's employment agreement were based on the committee's view that the company needed to attract a top notch candidate to his position, the value of an executive such as Mr. Rider in the market place and the general competition for executives of his caliber. Annual salaries are adjusted based on individual performance. In addition, the committee reviews the earnings of the company and the market value of the company's common stock for the previous fiscal year-end and, based on these factors, the committee makes a subjective determination of the nature and extent of salary adjustments. The committee generally establishes target salaries in the middle of the assigned salary ranges. In order to measure competitiveness, the committee also considers salary surveys comparing company jobs with similar jobs held by employees of companies included in the company's peer group. See "Company Performance."

BONUSES

     Bonuses are paid to executives under the corporate officer incentive plan. The plan has the following primary goals:

     - Attain substantial improvement in sales;
     - Substantially improve earnings;
     - Provide a concrete and understandable linkage between performance, reward and share value creation for shareholders; and
     - Encourage teamwork.

     Bonus awards are based on pre-determined performance targets in relation to adjusted earnings per share, sales and adjusted earnings. In order to be entitled to a bonus, the adjusted earnings per share target must be met or exceeded. Then, the bonus will be weighted based on sales and adjusted earnings. For fiscal 2000, the committee determined that 60% of the bonus would be based on sales and 40% would be based on adjusted earnings. The bonus for fiscal 2000 was determined by the committee at its meeting in February 2001. Target percentages for all executive officers were set based on position and responsibilities, comparative market place data and internal equity. Since the adjusted earnings per share target for 2000 was met, all executive officers received a bonus for 2000. These bonuses were paid in March 2001.

STOCK BASED COMPENSATION

     The committee can award restricted stock and stock options to executives and other key associates under the company's stock option and stock incentive plans. The committee believes stock based compensation is important in aligning the interests of executives and shareholders. The committee believes restricted stock awards build stock ownership and provide a long-term focus since the stock is restricted from being sold, transferred or assigned and is forfeitable until vested. The committee believes stock options help to retain and motivate key associates. All executive officers, except Mr. Hansen, Mr. Almond and Mr. Davis, received stock option grants during fiscal 2000. The basis of the grants was not only to provide incentive to these executives to drive company performance, but also to help retain these executives in an increasingly competitive market for top talent.

CHIEF EXECUTIVE OFFICER

     Mark S. Hansen became CEO of the company on November 30, 1998. His salary for 2000 was determined by the committee considering the following factors: competitive levels of compensation, his experience in managing operations of a size and complexity similar to the company, his general knowledge of the distribution and retail food industry, his track record in making changes and the committee's belief that Mr. Hansen has the qualifications necessary to responsibly manage the company. His bonus for 2000 was determined in accordance with the Corporate Officer Incentive Plan which provides for a bonus if certain pre-determined levels of adjusted earnings per share, sales and adjusted earnings are met. The amount of his bonus was based on a percentage of his salary. Mr. Hansen received 300,000 restricted shares on February 29, 2000 in connection with the bonus he received for 1999.

MANAGEMENT STOCK OWNERSHIP GUIDELINES

     Fleming is committed to strengthening the alignment of its executives' financial interests with those of its shareholders. Corporate officers are required to own the following levels of stock:

---------------------------------------------------------------
           POSITION                  STOCK OWNERSHIP LEVEL
---------------------------------------------------------------
  Chairman and CEO               3 times base salary
---------------------------------------------------------------
  Executive Vice Presidents      2 times base salary
---------------------------------------------------------------
  Senior Vice Presidents         1.5 times base salary
---------------------------------------------------------------
  Vice Presidents                1 times base salary
---------------------------------------------------------------

     Officers must meet the required stock ownership levels by March 2004 or five years from their election as an officer, whichever is later. Neither unvested restricted stock nor stock options, whether vested or unvested, are counted for purposes of determining stock ownership. Fleming has a loan program which provides interest free, full recourse loans to officers in order to assist them in meeting their stock ownership levels. None of the named executive officers participated in the loan program during 2000, except that Mr. Rider received a loan from the company to purchase 20,000 shares of Fleming common stock on March 3, 2000 at a purchase price of $300,307.88. At March 9, 2001, officers subject to the stock ownership requirements owned a total of 298,179 shares of Fleming Stock.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The committee has adopted and the board of directors has ratified the following policy regarding Section 162(m) of the Internal Revenue Code of 1986, as amended:

     Section 162(m) limits the deductibility of certain compensation paid by the company to certain of its executive officers. It is possible that future circumstances may warrant compensation payments which will not qualify as a tax deductible expense. It shall be the policy of the committee to compensate executive officers based on performance, and the committee recognizes that flexibility with respect to the payment of compensation must be insured in order to maintain this policy. Accordingly, although the committee will to the extent possible attempt to qualify all compensation payments for deductibility under
Section 162(m), circumstances may arise which require it to authorize compensation which is not deductible under Section 162(m).

                                     Guy A. Osborn, Chairman              Carol B. Hallett
                                     Herbert M. Baum                      Edward C. Joullian III

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the company, the S&P 500 composite index and an index of peer companies selected by the company with the investment weighted based on market capitalization at the beginning of each year.

                                    [GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1995         1996         1997         1998         1999         2000
----------------------------------------------------------------------------------------------------------------
 Fleming Companies, Inc.               100           86           67           52           52           60
 S&P 500                               100          123          164          211          251          229
 Peer Group                            100          100          126          138           96           82

     The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each year for the company, the peer group and the S&P 500 composite is based on the stock price or composite index at the end of calendar 1995.

     Companies in the peer group are as follows: Fleming Companies, Inc., SUPERVALU, Inc., Nash Finch Company, Super Food Services, Inc. and Richfood Holdings, Inc. Richfood Holdings, Inc. was acquired by SUPERVALU, Inc. in 1999 and Super Food Services, Inc. was acquired by Nash Finch Company in 1996.

STOCK OPTION INFORMATION

OPTION GRANTS

     This table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 30, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------
                               NUMBER OF    % OF TOTAL
                               SECURITIES   OPTIONS       EXERCISE
                               UNDERLYING   GRANTED TO      OR
                               OPTIONS      EMPLOYEES      BASE                    GRANT DATE
                               GRANTED         IN          PRICE     EXPIRATION      PRESENT
            NAME               (#)(1)(2)    FISCAL YEAR   ($/SH)       DATE        VALUE $(3)
-----------------------------------------------------------------------------------------------
  Mark S. Hansen (4)                 --           --           --           --               --
-----------------------------------------------------------------------------------------------
  E. Stephen Davis (4)               --           --           --           --               --
-----------------------------------------------------------------------------------------------
  Dennis C. Lucas (4)            25,000         1.25%     14.9375     02/28/10       191,511.06
-----------------------------------------------------------------------------------------------
  William H. Marquard (4)(5)     25,000         1.25%     14.9375     02/28/10       191,511.06
-----------------------------------------------------------------------------------------------
  Neal J. Rider (4)             250,000        12.54%      8.9688     01/17/10     1,101,635.25
-----------------------------------------------------------------------------------------------
  Neal J. Rider (4)             100,000         5.02%      8.9375     01/17/10       438,955.48
-----------------------------------------------------------------------------------------------

---------------

(1) The listed options are exercisable in four twenty-five percent (25%) increments on the first through fourth anniversaries of the date of grant.

(2) The vesting of all options accelerates in the case of a change of control of the company. In the case of Messrs. Hansen, Lucas, Marquard and Rider, if their employment is terminated within one year following a change of control of the company, they will each have three years from such termination date to exercise their stock options.

(3) Based on Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under the model are based on assumptions as to variables such as risk free interest rate, stock price volatility and future dividend yield as follows: the options are assumed to be exercised at the end of a ten year term; yield volatility of 38.45%; annual dividend yield ranging from .54% to .90% and a risk free rate of return ranging from 6.61% to 6.64.

(4) Also received a grant of options to purchase securities of a subsidiary of the company. Please see footnotes 6 and 9 to the Beneficial Ownership Table.

(5) Includes 12,500 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

OPTION EXERCISES

     This table sets forth information regarding the value as of the fiscal year ended December 30, 2000 of any unexercised options held by the named executive officers who retained their positions with the company as of such date. No stock options were exercised by any of the named executive officers for his benefit during the fiscal year ended December 30, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES


                                                             NUMBER OF
                                                            SECURITIES           VALUE OF
                                                            UNDERLYING          UNEXERCISED
                                                            UNEXERCISED        IN-THE-MONEY
                                                            OPTIONS AT          OPTIONS AT
                                                             FY-END(#)         FY-END($)(1)
                          SHARES ACQUIRED     VALUE        EXERCISABLE/        EXERCISABLE/
          NAME            ON EXERCISE(#)    REALIZED($)    UNEXERCISABLE       UNEXERCISABLE
 Mark S. Hansen (2)             --              --        399,998/400,002   4,723,976/4,724,024
 E. Stephen Davis               --              --          48,250/36,750        73,813/221,438
 Dennis C. Lucas                --              --         75,000/250,000     885,750/2,952,500
 William H. Marquard (2)        (3)             --         25,000/175,000(4)  295,250/2,066,750
 Neal J. Rider                  --              --              0/350,000           0/4,133,500

---------------

(1) The market price of the company's common stock at 2000 fiscal year-end was $11.81 per share.

(2) Each of Messrs. Hansen and Marquard also exercised options to purchase securities of a subsidiary of the company. Please see footnote 6 to the Beneficial Ownership Table.

(3) Mr. Marquard exercised options to purchase 25,000 shares upon the instructions of a third party. Mr. Marquard did not acquire beneficial ownership of the shares upon exercise of the options.

(4) Includes 0/87,500 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

PENSION PLAN

     This table shows the estimated annual retirement benefits payable on a straight-life annuity basis to covered participants, including the named executive officers, assuming retirement at age 65 under Fleming's qualified Pension Plan as well as non-qualified supplemental benefits under the Executive Deferred Compensation Plan, based on final average earnings formulas and years of service.

                                                         YEARS OF SERVICE
     ANNUAL FINAL      ---------------------------------------------------------------------------------------------
     COMPENSATION(1)      10         15         20         25          30           35           40           45
       $  500,000      $ 83,350   $125,000   $166,700   $208,375   $  250,050   $  275,050   $  300,050   $  325,050
          600,000       100,020    150,030    200,040    250,050      300,060      330,060      360,060      390,060
          700,000       116,690    175,035    233,380    291,725      350,070      385,070      420,070      455,070
          800,000       133,360    200,040    266,720    333,400      400,080      440,080      480,080      520,080
          900,000       150,030    225,045    300,060    375,076      450,090      495,090      540,090      585,090
        1,000,000       166,700    250,050    333,400    416,750      500,100      550,100      600,100      650,100
        1,100,000       183,370    275,055    366,740    458,425      550,110      605,110      660,110      715,110
        1,200,000       200,040    300,060    400,080    500,100      600,120      660,120      720,120      780,120
        1,300,000       216,710    325,065    433,420    541,775      650,130      715,130      780,130      845,130
        1,400,000       233,380    350,070    466,760    583,450      700,140      770,140      840,140      910,140
        1,500,000       250,050    375,075    500,100    625,125      750,150      825,150      900,150      975,150
        1,600,000       266,720    400,080    533,440    666,800      800,160      880,160      960,160    1,040,160
        1,700,000       283,390    425,085    566,780    708,475      850,170      935,170    1,020,170    1,105,170
        1,800,000       300,060    450,090    600,120    750,150      900,180      990,180    1,080,180    1,170,180
        1,900,000       316,730    475,095    633,460    791,825      950,190    1,045,190    1,140,190    1,235,190
        2,000,000       333,400    500,100    666,800    833,500    1,000,200    1,100,200    1,200,200    1,300,200
        2,100,000       350,070    525,105    700,140    875,175    1,050,210    1,155,210    1,260,210    1,365,210
        2,200,000       366,740    550,110    733,480    916,850    1,100,220    1,210,220    1,320,220    1,430,220

---------------

(1) Under the Executive Deferred Compensation Plan, Annual Final Compensation is average total compensation earned for the three consecutive calendar years of employment prior to retirement.

     As of December 30, 2000, Messrs. Hansen, Davis, Lucas, Marquard and Rider each had 2, 40, 1, 1 and 1 years, respectively, of credited service under the Pension Plan. All named executive officers participated in the Executive Deferred Compensation Plan during 2000. Amounts shown in the table are subject to offset for Social Security. Benefits under the Executive Deferred Compensation Plan are subject to offset for amounts payable under the Pension Plan. As of December 30, 2000, Annual Final Compensation was $1,260,057 for Mr. Hansen, $581,675 for Mr. Davis, $537,289 for Mr. Lucas, $567,457 for Mr. Marquard and $543,933 for Mr. Rider.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     Our named executive officers, except for Mr. Davis, have five-year employment agreements. Below is a summary of the basic terms of the agreements followed by a summary of the specific terms for each named executive officer as of their date of employment. Base salaries and bonus targets are reviewed annually by the corporation and organization committee and could increase over the five-year term of the employment agreement.

     If Fleming terminates employment without cause or the executive resigns for good reason, the executive receives:

     - Base salary and accrued vacation through termination date;
     - Base salary for the next 24 months; and
     - Continued coverage under all medical and life insurance programs for the next 24 months.

     If Fleming terminates employment with cause or executive resigns without good reason, the executive receives:

     - Base salary and accrued vacation through the termination date.

     If Fleming terminates employment due to disability, the executive receives

     - Base salary through date of termination;
     - Disability benefits under the company's disability program; and
     - Accrued vacation through termination date.

     Upon death of the executive, his beneficiary receives his base salary through date of death.

     The executive has also agreed not to compete with Fleming for two years following termination of employment, but not if he has been terminated without cause or he resigns for good reason. In addition, Mr. Hansen participated in the company's relocation program for senior executives, which provided for reimbursement of various relocation expenses and the purchase of his home by the company at the greater of his documented invested cost or the value determined by an appraiser selected by the company.

HANSEN AGREEMENT

     - Agreement term is from November 30, 1998 to November 29, 2003
     - Annual base salary of $750,000, subject to increase but not decrease
     - Bonus target of 100% of base salary with a maximum annual of 200% of base salary
     - 32,000 shares of restricted stock (vests at 50% per year) plus $299,105 to reimburse him for his tax liability associated with the award
     - 800,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

LUCAS AGREEMENT

     - Agreement term is from July 28, 1999 to July 27, 2004
     - Annual base salary of $400,000, subject to increase
     - Bonus target of 75% of base salary with a maximum annual of 150% of base salary
     - 20,000 shares (vests at 50% per year) of restricted stock plus $461,022 to reimburse him for his tax liability associated with the award
     - 300,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

MARQUARD AGREEMENT

     - Agreement term is from June 1, 1999 to May 31, 2004
     - Annual base salary of $400,000, subject to increase but not decrease
     - Bonus target of 75% of base salary with a maximum annual of 150% of base salary
     - 20,000 shares (vests at 50% per year) of restricted stock plus $196,547 to reimburse him for his tax liability associated with the award
     - 200,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

RIDER AGREEMENT

     - Agreement term is from January 18, 2000 to January 17, 2005
     - Annual base salary of $450,000, subject to increase but not decrease
     - Bonus target of 75% of base salary with a maximum annual of 150% of base salary
     - 25,000 shares (vests at 50% per year) of restricted stock plus $379,082 to reimburse him for his tax liability associated with the award
     - 350,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

    Since 1995, we have entered into change of control employment agreements with our senior executives. The purpose of these agreements is to assure objective judgment and to keep the loyalties of key executives if Fleming is ever faced with a potential change of control by providing for a continuation of salary, bonus, health and other benefits for a maximum period of three years. In addition, if the executive is terminated during the three years following the change of control or in anticipation of the change of control for other than cause, death, disability, or he terminates for good reason, then the executive receives a lump sum payment comprised of:

     - His base salary through the date of termination at the annual rate in effect on the date of termination or, if higher, at the highest annual rate paid or payable during the three out of the five years preceding the change of control date which yield the highest base salary (the "Highest Base Salary");
     - The pro-rated portion of his annual bonus or, if higher, an amount equal to the middle target level bonus payable, regardless of whether specified targets are met, under the company's incentive compensation plan applicable to the executive for his position on the date his employment is terminated (the "Highest Bonus");
     - The product obtained by multiplying 2.99 times the sum of the Highest Base Salary and the Highest Bonus; and
     - Any amounts previously deferred by the executive (plus any accrued interest thereon) and any accrued vacation pay.

     In addition, there are provisions for the "gross up" of certain payments to cover certain taxes on these termination payments and for extension of indemnification and insurance coverage for five years following the termination date. For a period of 30 days following the first year after a change of control, the executive can terminate his employment for any reason and receive all the benefits of the agreement as if he had terminated for good reason. Under the change of control employment agreements, assuming a change of control on December 30, 2000, and termination of employment of the named executive for other than cause, death or disability or by the executive for good reason, the company would be required to pay the following amounts (plus any applicable "gross up" amounts): Mr. Hansen, $7,624,500, Mr. Davis, $2,990,000, Mr. Lucas, $2,990,000, Mr. Marquard $2,990,000, and Mr. Rider, $3,363,750.

OTHER CHANGE OF CONTROL ARRANGEMENTS

     SUPPLEMENTAL TRUSTS. Fleming has two trust agreements to provide for the payment of its obligations under the Change of Control Employment Agreements, severance and employment agreements available to certain associates who are not named executive officers, to former associates receiving benefits under the company's former supplemental retirement income plan and to participants in the Past Service Plan and the Executive Deferred Compensation Plan. These trusts include provisions which require full funding in the event of a change of control.

     PAST SERVICE PLAN. Fleming adopted the Past Service Plan in connection with the termination of its supplemental retirement income plan. Benefits payable under the plan are based on the benefit payable under the terminated plan assuming the executive retired as of November 1, 1997 and was fully vested. Mr. Davis is the only named executive officer participating in this plan. Upon a change of control, all participants will be fully vested in this plan. Assuming
(i) a change of control on December 30, 2000 and termination of Mr. Davis' employment, and (ii) he elected a life only payment method, the company would be required under the Past Service Plan to pay Mr. Davis $110,297 annually for life.

     EXECUTIVE DEFERRED COMPENSATION PLAN. Under the company's Executive Deferred Compensation Plan, which supplements retirement benefits under the Pension Plan, each participant will be fully vested in his benefit upon a change of control, benefits will be paid immediately following termination of employment and no reduction will be made for any early retirement adjustment factors. Assuming (i) a change of control on December 30, 2000 and termination of employment of the following persons, and (ii) each of the following persons elected a life only payment method, the company would be required under the Executive Deferred Compensation Plan to pay the following amounts to the following persons annually for life: Mr. Davis, $217,785; Mr. Hansen, $41,267; Mr. Lucas, $12,804; Mr. Marquard, $14,532; and Mr. Rider, $7,418.

     OTHER ARRANGEMENTS. Provisions of Fleming's stock option and stock incentive plans permit the committee administering the plan to accelerate vesting upon a change of control. The vesting of all stock options held by the named executive officers will accelerate upon a change of control. All shares of restricted stock awarded to directors and the named executive officers will become fully vested and nonforfeitable in the event of a change of control.

KEY EXECUTIVE RETENTION PLAN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE KEY EXECUTIVE RETENTION PLAN.

     Subject to shareholder approval, the compensation and organization committee of the board of directors has adopted the Fleming Companies, Inc. Key Executive Retention Plan. Approval by the shareholders is necessary to qualify for the exception from Section 162(m) of the Code for qualified performance-based compensation. Adoption of the plan is contingent upon shareholder approval and any awards granted by the committee will be forfeited if the shareholders do not approve the plan. The retention plan authorizes Fleming's compensation and organization committee to grant performance-based cash awards to a limited number of key executives described in "Eligibility for Participation" below.

ABOUT THE PLAN

     The purpose of the key executive retention plan is to emphasize Fleming's pay for performance philosophy and create incentives designed to motivate the company's key executives to significantly contribute toward the growth and profitability of the company. Our board of directors anticipates that the plan will enable Fleming to improve company results by paying individual executives for distinguished performance that contributes to Fleming's success. The key executive retention plan provides certain key executives with incentives to motivate and financially reward the key executives by providing the opportunity to earn a bonus if certain targets are met. The primary goals of the plan are to:

     - improve earnings,
     - encourage certain key executives to remain with the company,
     - provide a link between performance, rewards and share value creation for Fleming's shareholders, and
     - encourage teamwork.

     Our board of directors recommends approval of the key executive retention plan as it believes that the plan will provide the additional incentives necessary to retain and motivate our current key executives.

ELIGIBILITY FOR PARTICIPATION

     The key executive retention plan is administered exclusively by the compensation and organization committee and key executives eligible for participation in the plan are selected solely by the committee.

     Any of Fleming's Chairman, Chief Executive Officer, President, Executive Vice Presidents, Senior Vice Presidents or Vice Presidents or any other associate who is an officer of the company, a subsidiary or an affiliated entity may be selected by the committee for participation in the plan.

DESCRIPTION OF AWARDS

     OVERVIEW. Although the term of the plan is ten years, each participating executive is limited to a five-year award period. Under the key executive retention plan, participating executives are eligible to receive performance-based annual awards during the first three years of the award period and thrift awards during the last two years of their award period. Annual awards and thrift awards will be earned only if the performance goal established by the committee has been met. The performance goal requires that adjusted earnings per share of the company's common stock for the applicable year in the award period must exceed the company's adjusted earnings per share for the prior year by at least 5%. The plan constitutes an "unfunded" plan for incentive compensation. Any award granted or earned under the plan is not transferable.

     ANNUAL AWARD. The annual awards are a maximum of two times the executive's base pay for each of the first three years of an executive's participation in the plan. Base pay for the applicable year will be fixed each year by the compensation and organization committee and will not be adjusted for increases or decreases during the year.

     ALLOCATION OF EARNED ANNUAL AWARDS. Participating executives may elect to receive up to 50% of their earned annual awards in cash. Any amount the participant is eligible to receive in cash but elects to defer will be 100% vested. The 50% of the earned annual award which is not currently payable will be automatically credited to a deferred account and subject to the vesting schedule described below. Interest is credited on any deferred amounts at 1% over prime.

     THRIFT AWARD. In the fourth and fifth years of a key executive's participation in the plan, an additional thrift award credit will be added to the year-end balance equal to 33% of the prior year's balance plus interest upon achievement of the established performance goal. The thrift award will be credited to a deferred account and subject to the vesting schedule described below.

     VESTING. Participating executives fully vest in 50% of each year's earned annual award and vest in the remaining 50% of the earned annual award and the thrift award, plus interest on all deferred amounts, at the following rates:

--------------------------------------------------------------------------------------------
        YEAR OF                              VESTED PORTION AT END OF YEAR
         AWARD              1             2             3             4                5
--------------------------------------------------------------------------------------------
           1                 0%            0%           50%           75%               100%
--------------------------------------------------------------------------------------------
           2                               0%           50%           75%               100%
--------------------------------------------------------------------------------------------
           3                                            50%           75%               100%
--------------------------------------------------------------------------------------------
           4                                                          75%               100%
--------------------------------------------------------------------------------------------
           5                                                                            100%
--------------------------------------------------------------------------------------------

     DISTRIBUTION. Account balances are generally distributed only at the end of the five-year period. The vested deferred portion of the balance will be paid earlier only in the event of death or termination of employment for reason other than cause. Payments of the deferred vested portion for hardship purposes may be approved by the compensation and organization committee. No interest will be paid on any distributions to a participant prior to the end of the third year except for payments due upon a change in control and subsequent termination of the executive's employment.

     CHANGE IN CONTROL. In the event of a change in control and termination of the executive's employment, the plan will vest 100% as if the executive met all requirements for the five-year term and will be paid within 30 days after termination. The amount paid will be grossed up for income, withholding and excise taxes. The provisions relating to termination following a "change in control" will parallel similar provisions in the executive's change in control employment agreement.

     DEDUCTIBILITY OF AWARDS. Section 162(m) of the Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The company intends to comply with qualified performance-based compensation exemption from the general limitations of Section 162(m) in order to deduct all or substantially all of the awards when paid. The compensation and organization committee has established the performance goal based on adjusted earnings per share, and will administer the plan in accordance with Section 162(m) and the regulations promulgated thereunder. For purposes of
Section 162(m), the maximum dollar amount which may be paid under the plan to any participant over the five-year award period is five times annual "base pay." For purposes of the calculation of this limitation, "base pay" will be $3,000,000.

     TAXES. Cash payments to executives under this plan will be included in the executive's income in the year received. All amounts paid under the plan will be subject to applicable withholding and employment taxes.

     ESTIMATE OF 5-YEAR MAXIMUM TOTAL COST. The following table sets forth an estimate of the 5-year maximum total cost of the plan. This assumes an annual cost of awards if the participants' (6-7) annual base pay totals $3,400,000 and compliance with Section 162(m) restrictions. This table is for illustrative purposes only and the company cannot predict whether the performance goal will be met during any fiscal year during the award period or whether any awards will be earned and paid under the plan.

-------------------------------------------------------------------------------------------
                                                                    EXPENSE WITH TAX
            YEAR                         MAXIMUM EXPENSE              DEDUCTION
-------------------------------------------------------------------------------------------
               1                           $ 4,349,167                $ 2,609,500
-------------------------------------------------------------------------------------------
               2                           $ 6,239,000                $ 3,743,400
-------------------------------------------------------------------------------------------
               3                           $ 9,234,853                $ 5,540,912
-------------------------------------------------------------------------------------------
               4                           $10,236,959                $ 6,142,176
-------------------------------------------------------------------------------------------
               5                           $15,487,226                $ 9,292,336
-------------------------------------------------------------------------------------------
               Total                       $45,547,205                $27,328,323
-------------------------------------------------------------------------------------------

     EFFECTIVE DATE. The effective date of the key executive retention plan is February 27, 2001, upon approval of the shareholders at this annual meeting.

     AMENDMENTS. The plan may be amended, suspended or terminated at any time at the sole discretion of the committee, however, no such action by the committee shall adversely effect the executive's earned and vested award.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and executive officers, and persons who own more than ten percent of common stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock of the company. Such persons are also required by applicable regulations to furnish the company with copies of all Section 16(a) forms they file. To the company's knowledge, based solely on a review of the copies of such reports furnished to the company and written representations that no other reports were required to be filed, during 2000, all Section 16(a) filing requirements were met except that Mr. Rider's Form 3 was not filed timely and one Form 4 of Charles L. Hall was not filed timely.

OTHER BUSINESS

     The board of directors knows of no other business which will be presented for action at the meeting other than as described in the notice of annual meeting. If other matters come before the meeting, the proxies will be voted in accordance with the judgment of the persons named on the proxy card.

                                            By Order of the Board of Directors

                                            Carlos M. Hernandez
                                            Senior Vice President,
                                            General Counsel and Secretary

                                                                       EXHIBIT A


                            FLEMING COMPANIES, INC.

                          KEY EXECUTIVE RETENTION PLAN

                            FLEMING COMPANIES, INC.

                          KEY EXECUTIVE RETENTION PLAN

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I NAME AND PURPOSE OF PLAN........................................   A-1
         1.1  Name of Plan................................................   A-1
         1.2  Purpose.....................................................   A-1
         1.3  Establishment...............................................   A-1
ARTICLE II DEFINITIONS AND CONSTRUCTION...................................   A-1
         2.1  Definitions.................................................   A-1
         2.2  Construction................................................   A-5
ARTICLE III PARTICIPATION.................................................   A-5
         3.1  Selection for Participation.................................   A-5
         3.2  Timing of Deferral Elections................................   A-5
ARTICLE IV DETERMINATION OF AWARDS........................................   A-5
         4.1  Determination...............................................   A-5
         4.2  Thrift Award................................................   A-6
         4.3  Account Earnings............................................   A-6
         4.4  Maximum Award Payment.......................................   A-6
ARTICLE V PAYMENT OF AWARDS...............................................   A-7
         5.1  Date of Payment of Awards...................................   A-7
         5.2  Hardship Withdrawals........................................   A-7
         5.3  Beneficiary Designation.....................................   A-7
         5.4  Forfeiture of Award for Cause...............................   A-7
         5.5  Change of Control Event.....................................   A-7
ARTICLE VI GENERAL BENEFIT PROVISIONS.....................................   A-8
         6.1  No Trust....................................................   A-8
         6.2  Withholding for Income and Employment Taxes.................   A-8
         6.3  Payments by the Company, Subsidiary or Affiliated Entity....   A-8
         6.4  No Transferability..........................................   A-8
         6.5  Expenses....................................................   A-8
         6.6  No Prior Right or Offer.....................................   A-8
         6.7  Right to Continued Employment...............................   A-8
         6.8  No Part of Other Benefits...................................   A-9
         6.9  Other Plans.................................................   A-9
        6.10  Amendment or Termination of Plan............................   A-9
        6.11  Obligations Binding Upon Successors.........................   A-9
        6.12  Construction................................................   A-9
        6.13  Governing Law; Severability.................................   A-9
        6.14  Consent to Plan Terms.......................................   A-9
ARTICLE VII PROVISIONS RELATING TO PARTICIPANTS...........................   A-9
         7.1  Information Required of Participants........................   A-9
         7.2  Benefits Payable to Incompetents............................   A-9

                                       (i)

                                                                            PAGE
                                                                            ----
ARTICLE VIII ADMINISTRATION...............................................  A-10
         8.1  The Committee Shall Administer the Plan.....................  A-10
         8.2  Claims Procedure............................................  A-10
         8.3  Review Procedure............................................  A-10
         8.4  Records and Reports.........................................  A-10
         8.5  Rules and Decisions.........................................  A-10

                                       (ii)

                            FLEMING COMPANIES, INC.

                          KEY EXECUTIVE RETENTION PLAN

     FLEMING COMPANIES, INC., an Oklahoma corporation, hereby adopts the Fleming Companies, Inc. Key Executive Retention Plan upon the following terms and conditions:

                                   ARTICLE I
                            NAME AND PURPOSE OF PLAN

     1.1 Name of Plan. This Plan shall be hereafter known as the FLEMING COMPANIES, INC. KEY EXECUTIVE RETENTION PLAN.

     1.2 Purpose. The purpose of the Plan is to provide the Key Associates who are selected to be Participants under the Plan an incentive to motivate and financially reward such individuals by providing the opportunity to earn a bonus if the Target is met, and such person remains in the employ of the Company, a Subsidiary or an Affiliated Entity for a fixed period of time. Certain primary goals of the Plan are to (i) improve earnings, (ii) encourage certain key executives to remain with the Company, (iii) provide a concrete and understandable linkage between performance, rewards and share value creation for the Company's stockholders, and (iv) encourage teamwork. The Company and the Committee intend for the Plan and the payments thereunder to qualify for the exception from Section 162(m) of the Code for "qualified performance-based compensation."

     1.3 Establishment. The Plan is effective February 27, 2001 and for a period of ten years thereafter. The Plan shall be approved by the holders of a majority of the outstanding shares of common stock of the Company, present, or represented, and entitled to vote at a meeting called for such purpose, which approval must occur within the period ending twelve months after the date the Plan is adopted by the Committee. Pending such approval by the shareholders, Awards under the Plan may be granted to Key Associates, but no such Awards may be paid prior to and without receipt of shareholder approval. In the event shareholder approval is not obtained within such twelve-month period, all such Awards shall be void.

                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Where the following capitalized words and phrases appear in this instrument, they shall have the respective meanings set forth below unless a different context is clearly expressed herein.

          (a) Account: The word "Account" shall mean the bookkeeping account maintained by the Company to which will be credited the Participant's Deferred Award, Company Deferred Award and Account Earnings.

          (b) Account Earnings: The words "Account Earnings" means the earnings deemed to be credited to the Account pursuant to Section 4.3 herein.

          (c) Affiliated Entity: The words "Affiliated Entity" means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

          (d) Anniversary Date: The words "Anniversary Date" shall mean the last Saturday of December, which is end of each Year of the Company.

          (e) Award: The word "Award" shall mean, with respect to any Participant, the amount of bonus calculated in accordance with Article IV hereof.

          (f) Award Period: The words "Award Period" shall mean the five Year period during which the Award may be earned by a Participant.

          (g) Beneficiary: The word "Beneficiary" shall mean that person designated by the Participant pursuant to Section 5.3 hereof.

          (h) Base Salary: The words "Base Salary" shall mean the Participant's annual base salary as determined by the Committee for each Year of the Award Period with no adjustment for salary merit increases or any salary decreases occurring during such Year.

          (i) Board: The word "Board" shall mean the Board of Directors of the Company.

          (j) Cause: The word "Cause" shall mean if the Participant (i) is convicted of a felony, (ii) engages in an act of personal dishonesty which is intended to result in personal enrichment of the Executive at the expense of the Company, a Subsidiary or Affiliated Entity, or (iii) "willfully" fails to follow a direct, reasonable and lawful order of the Board and/or the Chairman and Chief Executive Officer, within the reasonable scope of the Participant's duties, and such failure, if curable, is not cured within 30 days. No act, or failure to act, by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company, a Subsidiary or Affiliated Entity. Cause shall not exist under this Subsection 2.1(j) unless and until the Company has delivered to Participant a copy of a resolution duly adopted by not less than 3/4ths of the Board (excluding, if applicable, the Participant) at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Participant was guilty of the conduct set forth above and specifying the particulars of such conduct in detail.

          (k) Change of Control Event: The words "Change of Control Event" means each of the following:

             (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which the Company is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
        (x), (y), and (z) of subsection (iii) of this Section 2.1(k); or

             (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, appointment or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (iii) Approval by the shareholders of the Company of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (iv) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or, (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company.

          (l) Code: The word "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (m) Committee: The word "Committee" shall mean the Compensation & Organization Committee appointed by the Board which in accordance with
     Article VIII herein will administer the Plan.

          (n) Company: The word "Company" shall mean Fleming Companies, Inc., or its successor.

          (o) Company Deferred Award: The words "Company Deferred Award" will equal 50% of any Earned Award which will be automatically deemed deferred into the Account as provided in the Plan.

          (p) Deferral Election: The words "Deferral Election" shall mean the election made by the Participant to defer that portion of his Participant Earned Award which could be otherwise payable immediately following the Year when earned.

          (q) Deferred Award: The words "Deferred Award" shall mean that portion of a Participant's Earned Award and the Company Deferred Award which has been deferred into the Account.

          (r) Earned Award: The words "Earned Award" shall mean the Award after the Target applicable for the Year has been attained.

          (s) Earnings: The word "Earnings" shall mean, for the Year of determination of an Award, the consolidated gross revenues of the Company (excluding Extraordinary Revenue Items) computed in accordance with GAAP, consistently applied, from which shall be deducted an amount for such period equal to the aggregate of all consolidated costs, expenses and other charges for such period (excluding Extraordinary Charge Items) and income taxes for such period computed in accordance with GAAP, consistently applied.

          (t) Earnings Per Share: The words "Earnings Per Share" shall mean, for the applicable Year of determination of an Award, Earnings divided by the weighted average shares outstanding for a fully diluted earnings per share calculation as determined in accordance with GAAP consistently applied.

          (u) Effective Date: The words "Effective Date" shall mean February 27, 2001.

          (v) Employer: The word "Employer" shall mean the Company, any Subsidiary or an Affiliated Entity.

          (w) Extraordinary Charge Items: The words "Extraordinary Charge Items" shall mean for the Year of determination of an Award: (i) expense items and other charges as determined extraordinary in accordance with GAAP, consistently applied, as shall appear on the consolidated earnings statements of the Company for such Year; and (ii) expense items and other charges the Committee considers non-operating and by nature unusual or infrequent.

          (x) Extraordinary Revenue Items: The words "Extraordinary Revenue Items" shall mean for the Year of determination of an Award: (i) revenue items determined as extraordinary in accordance with GAAP, consistently applied, as shall appear on the consolidated earnings statements of the Company, and (ii) revenue items the Committee considers non-operating and by nature unusual or infrequent.

          (y) GAAP:  "GAAP" shall mean Generally Accepted Accounting Principles.

          (z) Key Associate: The words "Key Associate" shall mean any full time employee of the Company, a Subsidiary or Affiliated Entity who holds the position of Chairman, Chief Executive Officer, President, Executive Vice President, Senior Vice President or Vice President or any other associate who is an officer of the Company, a Subsidiary or Affiliated Entity who may be selected for participation in the Plan.

          (aa) Participant: The word "Participant" shall mean a Key Associate who has been selected for participation in the Plan by the Committee.

          (bb) Participant Deferred Award: The words "Participant Deferred Award" shall mean that portion of an Earned Award (not to exceed 50% of the Earned Award) which is deferred into his Account.

          (cc) Plan: The word "Plan" shall mean the "Fleming Companies, Inc. Key Executive Retention Plan" as set forth in this instrument, and as hereafter amended from time to time.

          (dd) Subsidiary: The word "Subsidiary" shall mean any corporation consolidated with Company under GAAP.

          (ee) Target: The word "Target" shall mean the goal established by the Committee that requires Earnings Per Share for each Year to exceed the prior Years Earnings Per Share by at least 5% before the Award for such Year will be earned.

          (ff) Thrift Award: The words "Thrift Award" means the additional credit made to a Participant's Account as provided in Section 4.2 herein.

          (gg) Vesting Date: The words "Vesting Date" means the last Saturday of each Year, when the Participant earns a nonforfeitable right to a portion of his Company Deferred Award if he is then in the employ of the Company, a Subsidiary or Affiliated Entity, as provided in Subsection 4.1(c).

          (hh) Year:  The word "Year" shall mean the fiscal year of the Company.

     2.2 Construction. The masculine gender, wherever appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Any word appearing herein in the plural shall include the singular, where appropriate, and likewise the singular shall include the plural, unless the context clearly indicates to the contrary.

                                  ARTICLE III
                                 PARTICIPATION

     3.1 Selection for Participation. A Key Associate must be selected by the Committee to be a Participant based on criteria determined by the Committee, which may include the Key Associate's overall job level and ability to impact financial results of the Company, any Subsidiary or Affiliated Entity. The Committee may add Key Associates at any time during each Year in its sole discretion. Unless the Committee determines to the contrary, or as otherwise provided in this Plan, any Participant whose employment with the Company, a Subsidiary or an Affiliated Entity is terminated for any reason other than death shall not participate in the Plan for the Year of termination.

     3.2 Timing of Deferral Elections. On or before the end of the Year immediately preceding each Year (or in the case of a person who first becomes a Participant during the Year, within 30 days after becoming a Participant), each Participant may make an irrevocable election, to receive all or any portion of his Participant's Earned Award for the Year (but not to exceed 50% of the Earned Award), in cash, or defer to the Account all or any portion of the Participant's Earned Award (but not to exceed 50% of the Earned Award). Provided, the foregoing notwithstanding, with respect to the initial Participants in the Plan in 2001, such Participant must make an election to defer all or any portion of his or her Earned Award prior to April 1, 2001, and such election shall be applicable to the remainder for 2001. Deferral Elections made for the applicable Year may not be changed.

                                   ARTICLE IV
                            DETERMINATION OF AWARDS

     4.1  Determination.

          (a) Award. In each of the first three years of a Participant's Award Period, a Participant is eligible to receive an Award calculated by multiplying the Participant's Base Salary by a percentage designated by the Committee. Within the first 90 days of each of the first three Years of a Participant's Award Period, the Committee will determine the two components of the formula used to calculate each Participant's Award by determining the Participant's Base Salary for that Year and selecting a designated percentage of the Participant's Base Salary that may be earned as an Award for such Year up to a maximum of 200% of Base Salary. The designated percentage of Base Salary may not be the same for each Participant. Once an Award has been granted, the Committee may not increase the amount of such Award either before or after the date the Award has been earned.

          (b) Calculation of Award. For any Participant to be entitled to an Earned Award, the Target level of Earnings Per Share for the applicable Year first must be attained or exceeded. Failure of the Company to attain the Target for the Award for the applicable Year will result in forfeiture of such Award for that Year. Once the Target for Earnings Per Share for such Year has been achieved, the Company Deferred Award will be automatically deferred into the Account. Depending upon the election made by the Participant in his Deferral Election, up to 50% of the Earned Award will be paid in cash within 30 days after the Committee certifies that the Company has met the applicable Target for the Year, and the balance shall be the Participant's Deferred Award credited to his Account.

          (c) Vesting -- Company Deferred Award. In addition to the requirement that the applicable Target for the Year of the Award be attained, the Participant must also remain in the employ of the Company, a Subsidiary or any Affiliated Entity until the applicable Vesting Date scheduled below to become vested in the portion of his Company Deferred Award (including Account Earnings) unless otherwise provided in the Plan. The vesting schedule applicable to the Company Deferred Award will be as follows:

--------------------------------------------------------------------------------------------------
                      YEAR OF   VESTED PORTION OF COMPANY DEFERRED AWARD AT VESTING DATE
                       AWARD      2001        2002        2003        2004        2005
--------------------------------------------------------------------------------------------------
                       2001        0%          0%          50%         75%        100%
--------------------------------------------------------------------------------------------------
                       2002                    0%          50%         75%        100%
--------------------------------------------------------------------------------------------------
                       2003                                50%         75%        100%
--------------------------------------------------------------------------------------------------
                       2004                                            75%        100%
--------------------------------------------------------------------------------------------------
                       2005                                                       100%
--------------------------------------------------------------------------------------------------

     Except as otherwise provided in this Plan, in the event a Participant's employment terminates with the Company, a Subsidiary and any Affiliated Entity prior to attainment of the applicable Vesting Date, such Participant shall forfeit the unvested portion of his Company Deferred Award and any Account Earnings attributable to such unvested portion of his Company Deferred Award. Transfers of employment between or among any of such entities shall not be a termination of employment which causes a forfeiture of a Company Deferred Award.

          (d) Vesting -- Participant Deferred Award. A Participant shall at all times be 100% vested and nonforfeitable in his Participant Deferred Award.

     4.2 Thrift Award. At the end of the fourth Year in the Award Period, the Company shall credit to the Account an amount equal to 33% of the prior balance in the Account (including Account Earnings) as of the end of the fourth Year in the Award Period if the Target has been achieved for the fourth Year. At the end of the fifth Year in the Award Period, then, a similar credit of 33% of the balance of the Account at the end of the fifth Year (including Account Earnings) will be made to the Account if the Target has been achieved for the fifth Year. The Thrift Award shall be considered to be part of the Participant's Company Deferred Award for all purposes under this Plan which shall include vesting, allocation of Account Earnings, and payment.

     4.3 Account Earnings. The Account (including the Thrift Award) shall be credited to reflect Account Earnings as of the last day of each calendar quarter with interest calculated at a rate equal to the prime rate of interest plus 1% as published in the Wall Street Journal (Southwest Edition) in the Money Rate Section as of the beginning of each calendar quarter, and Account Earnings will continue to be allocated until the applicable Account has been paid in full.

     4.4 Maximum Award Payment. Notwithstanding any other provision of the Plan to the contrary, the maximum dollar amount which may be paid to any Participant over the Participant's Award Period is an amount which is equal to five times a base salary of $3,000,000.

                                   ARTICLE V
                               PAYMENT OF AWARDS

     5.1 Date of Payment of Awards. Depending upon the election made by the Participant in his Deferral Election as to the amount of Earned Award which may be paid or deferred, payment of up to 50% of an Earned Award may be made, in cash, as soon as practicable following the Anniversary Date of the Year which relates to the Award; and, the balance of the Earned Award will be credited to the Account as the Participant's Deferred Award. Unless sooner paid as provided in this Plan, the vested portion of the Participant's Account will be paid within 30 days following the end of the last Year in the Award Period. In the event of the termination of employment of the Participant for any reason whatsoever prior to the end of the Award Period other than termination of employment of the Participant for Cause, the Participant, or his Beneficiary in the case of death, shall receive his vested portion of his Account within 30 days following such termination, and the nonvested portion of the Company Deferred Award (and Thrift Award) shall be forfeited.

     5.2 Hardship Withdrawals. In the event of an unforeseeable emergency prior to the date of payment as provided in Section 5.1 above, if requested by the Participant, the Committee, in its sole discretion, may approve a distribution to a Participant of the portion of the Participant's Account balance consisting of the Participant's Deferred Award that is reasonably needed to satisfy the emergency need. An emergency withdrawal will be approved only in a circumstance of severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependant of the Participant, loss of property due to casualty, or some other extraordinary or unforeseeable circumstance arising from events beyond the control of the Participant. The Account Earnings otherwise credited to the Participant's Account shall be determined as if the withdrawal had been debited from the Participant's Account on the first day of the calendar quarter in which the withdrawal occurs.

     5.3 Beneficiary Designation. In the event of the death of a Participant, the vested portion of the Participant's Account shall be paid to the Beneficiary designated by the Participant on a form provided by the Committee, who is (i) an individual or a trust established for the benefit of an individual, and (ii) living on the date of the Participant's death. If there is no Beneficiary then living, the benefit will be paid to the estate of the Participant in the form of a single lump sum. While a Participant is employed by the Employer, the Participant may change his Beneficiary by delivering to the Committee a properly executed form designating a new Beneficiary.

     5.4 Forfeiture of Award for Cause. Unless the Committee otherwise determines, if a Participant's employment with the Company is terminated prior to the date of payment of his Award for Cause, the Participant, his Beneficiary and any other person will forfeit any interest (vested and nonvested) which the Participant had in the Company Deferred Award (and Thrift Award). Until any Award is paid, no Participant, Beneficiary or any other person shall have any right to or interest in such Award except as provided in this Plan.

     5.5  Change of Control Event.

          (a) Acceleration of Vesting. Each Participant is a party to an employment agreement with the Company which is effective upon a "change of control" as such term is defined in the agreement ("Change of Control Agreement"). In the event of the occurrence of a Change of Control Event and the Participant's employment is involuntarily terminated without Cause or for Good Reason (as defined under the Participant's Change of Control Agreement), so that the Participant is entitled to payment under his Change of Control Agreement, the Participant shall be deemed to be 100% vested and nonforfeitable in all of his Award as if he had remained in the continuous employ of the Company, a Subsidiary or an Affiliated Entity for the entire Award Period, Base Pay was as determined for the Year in which the Change of Control Event occurred and the applicable Target for the Year in which the Change of Control Event occurs has been met. This will include allocating to such Account the amount of any Thrift Award which would otherwise be required to be added to the Account as provided in Section 4.2 above (and Account Earnings on the Account) for the remainder of the Award Period.

          (b) Accelerated Payment. Within 30 days of the occurrence of the termination of the Participant's employment as provided under Subsection
     (a) above, and the Participant is entitled to payment under his Change of Control Agreement for one of the reasons stated in said Subsection (a), the Account of the Participant will be paid to him in a single lump sum payment. In addition, an additional amount will be distributed (a "gross up payment") in an amount equal to the Participant's liability for income, excise and employment taxes attributable to the payment of the Account. It is the intent that if a Change of Control Event occurs and payment is made pursuant to this Section 5.5, the Participant shall be paid an aggregate amount so that after payment of all such income, withholding and excise taxes, the amount received by the Participant will equal the balance in the Account as of the date of payment before reduction for any such taxes.

                                   ARTICLE VI
                           GENERAL BENEFIT PROVISIONS

     6.1 No Trust. No action under this Plan by the Company, its Board or the Committee shall be construed as creating a trust, escrow or other secured or segregated fund in favor of the Participant or any other persons otherwise entitled to his Award. The status of the Participant and any other person entitled to his Award with respect to any liabilities assumed by the Company, any Subsidiary or Affiliated Entity hereunder shall be solely those of unsecured creditors of the Company, Subsidiary or Affiliated Entity. Any asset acquired or held by the Company, any Subsidiary or Affiliated Entity in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund for the benefit of the Participant or any other person entitled to his Award or to be security for the performance of the obligations of the Company, any Subsidiary or Affiliated Entity (who is the employer of the Participant), but shall be, and remain, a general, unpledged, unrestricted asset of the Company, such Subsidiary or Affiliated Entity (who is the employer of the Participant) at all times subject to the claims of general creditors of the Company, then, such Subsidiary or Affiliated Entity.

     6.2 Withholding for Income and Employment Taxes. Subject to Section 5.5 herein, since all amounts to be paid under the Plan to a Participant are to be considered as compensation paid for services rendered by the Participant, the Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Awards and any payments made under this Plan, and all Awards shall be subject to and reduced by the amount of such taxes.

     6.3 Payments by the Company, Subsidiary or Affiliated Entity. The payments required to fund the cost of the Awards provided by the Plan shall be made solely by the Company, any Subsidiary or Affiliated Entity whose Key Associates are participating in the Plan from its general assets. The Plan is an "unfunded plan" for incentive compensation.

     6.4 No Transferability. No right or benefit under this Plan shall be subject in any manner to garnishment, attachment, anticipation, alienation, sale, transfer, assignment, gift, pledge, encumbrance, or disposition, hypothecation, levy, execution or the claim to creditors, either voluntarily or involuntarily of the Participant, and any attempt to so garnish, attach, anticipate, alienate, sell, transfer, assign, gift, pledge, encumber, dispose, hypothecate, levy or execute on the same shall be null and void, and neither shall such benefits or beneficial interest be liable or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such funds are payable.

     6.5 Expenses. All expenses and costs in connection with adoption and administration of the Plan shall be borne by the Company.

     6.6 No Prior Right or Offer. No Key Associate shall have any contractual or other right to participate in the Plan until he is selected for participation by the Committee. No Award to any Participant in any Year shall be deemed to create a right to receive any Award or to participate in the Plan in any subsequent Year.

     6.7 Right to Continued Employment. Participation in the Plan shall not give any Key Associate any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Key Associate at any time. Further, the adoption of this Plan shall not be deemed to give any Key Associate or any other individual any right to be selected as a Participant or to be granted an Award.

     6.8 No Part of Other Benefits. The benefits provided in this Plan shall not be deemed a part of or considered in calculating any other benefit provided by the Company, any Subsidiary or Affiliated Entity to its Key Associates. The Company assumes and shall have no obligation to Participants except as expressly provided in the Plan. This Plan is a complete statement of the terms and conditions of the Plan.

     6.9 Other Plans. Nothing contained herein shall limit the Company's power to grant other bonuses to Key Associates regardless of their participation in the Plan.

     6.10 Amendment or Termination of Plan. The Committee may alter, suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but no such termination or amendment shall adversely affect a Participant in the Plan with respect to his or her rights thereunder with respect to any Award which has been made without the affected Participant's written consent. Any such alteration, amendment, suspension or termination of the Plan shall be prospective only. Provided, the foregoing notwithstanding, the Committee may make any amendment necessary in order for the Plan to meet the requirements of Section 162(m) of the Code for qualified performance-based compensation.

     6.11 Obligations Binding Upon Successors. The obligations of the Company under this Plan shall be binding upon successors of the Company, its assigns and transferees.

     6.12 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the Sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan rather than such title or heading shall control.

     6.13 Governing Law; Severability. The validity of the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of Texas. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

     6.14 Consent to Plan Terms. By electing to participate in this Plan, a Participant shall be deemed conclusively to accept and consent to all the terms of this Plan and to all actions and decisions of the Company, the Board and/or Committee. Such terms and consent shall apply to and be binding upon each Participant's Beneficiary or Beneficiaries, personal representative's and other successors in interest.

                                  ARTICLE VII
                      PROVISIONS RELATING TO PARTICIPANTS

     7.1 Information Required of Participants. Payment of Awards shall be made as provided in this Plan and no formal claim shall be required therefor.

     7.2 Benefits Payable to Incompetents. Any benefits payable hereunder to a minor or other person under legal disability may be made, at the discretion of the Committee, (i) directly to such person, or (ii) to a parent, spouse, relative by blood or marriage, or the legal representative of such person. The Committee shall not be required to see to the application of any such payment, and the payee's receipt shall be a full and final discharge of the Committee's responsibility hereunder.

                                  ARTICLE VIII
                                 ADMINISTRATION

     8.1 The Committee Shall Administer the Plan. A member of the Committee may not be eligible to become a Participant in the Plan. The Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) establish Targets, (ii) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (iii) suspend or discontinue the Plan, (iv) establish policies, (v) prepare agreements evidencing the grant and conditions of the Award and (vi) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan. The Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan in its sole discretion. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

     8.2 Claims Procedure. The Committee shall in its sole discretion make all determinations as to the right of any person to benefits under the Plan. If any request for a benefit is wholly or partially denied, the Committee shall notify the person requesting the benefits, in writing, of such denial, including in such notification the following information:

          (a) The specific reason or reasons for such denial;

          (b) The specific references to the pertinent Plan provisions upon which the denial is based;

          (c) A description of any additional material and information which may be needed to clarify the request, including an explanation of why such information is required; and

          (d) An examination of this Plan's review procedure with respect to denial of benefits.

     8.3 Review Procedure. Any Participant or Beneficiary whose claim has been denied in accordance with Section 8.2 above may appeal to the Committee for review of such denial by making a written request therefor within 60 days of receipt of the notification of such denial. Such Participant or Beneficiary may examine documents pertinent to the review and may submit to the Committee written issues and comments. Within 60 days after receipt of the request for review, the Committee shall communicate to the claimant, in writing, its decision, and the communication shall set forth the reason or reasons for the decision and specific references to those Plan provisions upon which the decision is based.

     8.4 Records and Reports. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with governmental laws and regulations.

     8.5 Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable, or appropriate. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, the Employer, the accountants of the Company or the legal counsel of the Company.

                                                                       EXHIBIT B

                          AUDIT & COMPLIANCE COMMITTEE

                                    MEMBERS

                         Alice M. Peterson, Chairperson
                                Carol B. Hallett
                             Edward C. Joullian III

                                    CHARTER

     The Audit and Compliance Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Committee shall be appointed by the Board on the recommendation of the Governance/Nominating Committee.

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall make regular reports to the Board.

     The Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Review with management and the independent auditor the Company's quarterly financial statements.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board.

     8. Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Committee, recommend that the Board replace the independent auditor.

     11. Review the significant reports to management prepared by the internal auditing department and management's responses.

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     13. Discuss with the independent auditor the matters required to be discussed by the applicable Statements on Auditing Standards.

     14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b) Any changes required in the planned scope of the internal audit.

         (c) The internal audit department responsibilities, budget, and staffing.

     15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     16. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor, that the Company and its subsidiaries are in conformity with the Company's Code of Conduct.

     17. Advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Conduct.

     18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     19. Meet at least three times each year with the chief financial officer, chief accounting officer, the senior internal auditing executive, and the independent auditor in separate executive sessions.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                       EXHIBIT C

                            FLEMING COMPANIES, INC.

                                                                   FEBRUARY 2001

                              CORPORATE GOVERNANCE

THE PHILOSOPHY.

     The Company will operate pursuant to the highest possible ethical standards with integrity, propriety, and fairness, and in full compliance with the law. Each director and management associate is expected to conduct himself or herself at all times in accordance with these tenets. Every action by each director and management associate will be taken with full consideration for the interests and well-being, first, of all Company stockholders and, second, of all other Company stakeholders. Equal opportunity without qualification is the Company's policy in employment practices, in its daily management, and in its procurement and sale of goods and services. Discrimination will not be permitted based on race, color, religion, sex, age, disability status, national origin, citizenship, or Vietnam veteran status.

THE STANDARDS.

     The Governance/Nominating Committee (the "Governance Committee") of the Board has adopted and will administer the following Corporate Governance Standards for the guidance of the Company:

     1. The Board will operate in accordance with a statement of Requirements of Management and Directors attached hereto as Attachment I.

     2. The Chairman of the Compensation and Organization Committee (the "Compensation Committee") shall conduct a performance appraisal review with the CEO at least annually. In connection with the annual review, the Chairman shall seek consultation with, and request information from, the other members of the Compensation Committee and other independent directors.

     3. The Board will annually review and approve a three-year strategic plan and a one-year operating plan for the Company.

     4. Beginning with the annual meeting of stockholders in 2002, all directors will stand for election annually.

     5. The Board believes that as a general rule, former Company associates should not serve on the Board; provided, however, this standard shall not apply to former Company associates five years after he/she has no longer been an associate.

     6. The Audit and Compliance Committee (the "Audit Committee") and the Compensation Committee shall consist entirely of independent directors.

     7. The Board will appoint all committee members of the designated standing committees of the Board (Audit and Compliance, Compensation and Organization, Finance, Governance/Nominating and an Executive Committee) upon the recommendation of the Governance Committee. The intent will be to rotate various members of the Board through various committees so that each independent member of the Board has an opportunity to become more experienced about the internal operations and affairs of the Company. Effective with the annual meeting in 2000, the Board has the following standing committees: Audit and Compliance, Compensation and Organization, Governance/ Nominating, Finance and an Executive Committee.

     8. The Governance Committee will annually assess Board and committee effectiveness through the use of the "Board Evaluation" questionnaire attached hereto as Attachment II. Each independent member of the Board will be required to complete the questionnaire annually. The questionnaires shall become a part of the permanent records of the Company and maintained by the Company's corporate secretary.

     9. Whenever feasible, directors will receive materials well in advance of meetings for items to be acted upon. In addition, independent directors shall meet outside of the presence of non-independent directors from time to time as deemed appropriate.

     10. Interlocking directorships will not be allowed; provided, however, that this shall not preclude members of the Fleming Board of Directors from serving together on boards of other public companies. (An interlocking directorship would occur if a Fleming director or officer served on the board of company X and a director or an officer of company X served on the Fleming Board, or if a major supplier or customer served on Fleming's Board.) Joint ventures will be permitted between the Company and independent Board members subject to approval by the Board and Securities and Exchange Commission disclosure rules.

     11. Directors are required to own at least 1,000 shares of Fleming common stock within one year of election (by the Board or the Stockholders) and 12,000 shares within four years of such election. Directors currently serving as of March 1, 1999 have until March 1, 2003 to meet this requirement. A substantial portion of each independent director's annual compensation shall be paid in Fleming common stock or its equivalent.

     12. Each director will retire upon the earlier of 30 days upon his/her 15th anniversary as a director; provided, however, the 15 year limitation shall not apply to directors holding office at the time these standards were first adopted by the Board in 1997.

     13. Succession planning and management development will be reported annually to the independent directors by the CEO.

     14. All corporate officers are required to own Fleming common stock, with a value equal to a specified multiple of their base salary with the ownership requirements to be met over a five-year period. The Compensation Committee will be responsible for setting the multiples on which the ownership requirements will be based.

     15. Generally, management's incentive compensation will be linked directly and objectively to measured financial goals set in advance by the Compensation Committee; however, the Board recognizes that flexibility is important in determining compensation and that all management compensation may not be so linked.

     16. Stock options will not be repriced (the exercise price for options will not be lowered even if the current market price of the stock is below the exercise price) and all stock option plans will be subject to stockholder approval.

     17. All stockholders have equal voting rights except as may be provided by law, the Restated Certificate of Incorporation or, if applicable, under a share rights plan adopted by the Company.

     18. These Corporate Governance standards have been developed and approved by the Board and will be reviewed by the Board and published at least annually and revised where appropriate.

                                  ATTACHMENT I

REQUIREMENTS OF MANAGEMENT AND DIRECTORS

     The Governance Committee shall direct the operation of the Company through management in accordance with the following Requirements of Management and Directors in order to enhance Board effectiveness:

           BOARD REQUIREMENTS                         FLEMING REQUIREMENTS
              OF MANAGEMENT                               OF DIRECTORS
-----------------------------------------   -----------------------------------------
- Strong principled and ethical             - Represent and act in the best interests
  leadership.                                 of the stockholders.
- Develop strategies to deliver strong      - Critique and approve strategic and
  market franchises and build stockholder     operating plans.
  wealth over the long term.
- Recommend appropriate strategic and       - Select, motivate, evaluate, and
  operating plans.                            compensate the CEO and all senior
                                              officers.
- Maintain effective control of             - Good understanding of strategies and
  operations.                                 the business.
- Measure performance against peers.        - Review succession planning and
                                              management development. (For
                                              independent directors only.)
- Assure sound succession planning and      - Advise and consult on key
  management development.                     organizational changes.
- Sound organizational structure.           - Careful study of Board materials and
                                              issues.
- Inform the Board regularly regarding      - Active, objective and constructive
  the status of key initiatives.              participation at meetings of Board and
                                              Committees.
- No surprises.                             - Assistance in representing Fleming to
                                              the outside world.
- Board meetings which are well planned,    - Counsel on corporate issues.
  allow meaningful participation, and
  provide for timely resolution of
  issues.
- Advance Board materials which contain     - Good understanding of general economic
  the right amount of information and are     trends and corporate governance.
  received sufficiently in advance of
  meetings.

                                 ATTACHMENT II

BOARD EVALUATION QUESTIONNAIRE

     This questionnaire shall be provided to each independent director on or about January 1 of each year and such directors shall complete the questionnaire by entering a number grade from 1 to 5 (where 1 is considered "poor" and 5 is considered "excellent") and written comments, where appropriate, as to each of the following 14 standards. IF YOU GRADE ONE OR MORE QUESTIONS WITH A 2 OR LOWER, PLEASE PROVIDE COMMENTS IN THE SPACE PROVIDED BELOW.


                          QUESTION                             POINTS
------------------------------------------------------------   -----
  1. The Board knows and understands the Company's vision,
     strategic precepts, strategic plan and operating plan.
                                                               -----
  2. The Board reflects its understanding of the Company's
     vision, strategic precepts, strategic plan, and
     operating plan in its discussions and actions on key
     issues throughout the year.
                                                               -----
  3. Board meetings are conducted in a manner which ensures
     open communication, meaningful participation, and
     timely resolution of issues.
                                                               -----
  4. Board materials contain the right amount of
     information, and Board members receive their materials
     sufficiently in advance of meetings.
                                                               -----
  5. Board members are diligent in preparing for meetings
                                                               -----
  6. The Board reviews and adopts an annual operating budget and regularly monitors performance against it
     throughout the year.
                                                               -----
  7. The Board monitors the Company's income statement,
     balance sheet, and cash flow
                                                               -----
  8. The Board reviews and adopts an annual capital budget
     and receives regular written or oral reports of
     performance against it throughout the year.
                                                               -----
  9. In tracking Company performance, the Board regularly
     considers the performance of peer companies.
                                                               -----
 10. The Board reviews on at least an annual basis the
     performance of the CEO through the Compensation
     Committee.
                                                               -----
 11. On an annual basis, the Board and/or the Compensation
     Committee will review the performance and ethics of the
     senior officers.
                                                               -----
 12. The correlation between executive pay and Company
     performance will be reviewed on an annual basis by the
     Board and/or the Compensation Committee.
                                                               -----
 13. On an annual basis, the independent directors shall
     review the succession plans for the CEO and key senior
     management.
                                                               -----
 14. No less frequently than prior to his/her nomination
     every third year, each individual director standing for
     re-election will receive a performance review prior to
     his/her nomination from those members of the Governance
     Committee who are not standing for re-election. This
     assures that each director receives feedback from his
     fellow directors on his/her performance as a director.
                                                               -----
     COMMENTS:


     The Governance Committee will analyze the numerical ratings and comments in detail and develop recommendations to enhance Board effectiveness. The Chairman of the Governance Committee shall present the assessments and recommendations to the full Board annually at its meeting immediately prior to the mailing of the proxy materials. The Governance Committee will oversee the process of implementing recommendations.

                                                                     EXHIBIT D-1

                        GUIDELINES FOR BOARD COMPOSITION

Size: Between 3 and 20 members (as set by Restated Certificate of Incorporation). Board chooses within those parameters.

Election:                    Board of directors to be elected annually.

Mix: Maximum of 3 inside directors; must always be a majority of independent directors.

Independent Director:        Must offer to stand down at end of term following
                             change in occupation or profession that would diminish director's ability to contribute as a board member.

Inside Director:
  (Non-CEO)                  Must offer to resign from board upon the earlier of
                             either reaching age 65 or retirement, resignation, other termination from company, or downward revision status in company.

Disability:                  Must stand down if suffering from disability or ill
                             health sufficiently serious to prevent active participation in board affairs over a sustained period.

Attendance:                  If cumulative attendance at board and committee
                             meetings over two successive years falls below 60%, director must offer to stand down.

                                  EXHIBIT D-2
                        GUIDELINES FOR BOARD CANDIDATES

     1. A director should have the ability to apply good independent judgment to a business situation and should be able to represent broadly the interests of all the company's shareholders and constituencies. Board members should be recommended primarily on the basis of their qualification to meet these fundamental criteria.

     2. A director must be free of any conflicts of interest which would interfere with his or her loyalty to the company and its shareholders. Those who have positions with or significant interests in competitors of the company may not be considered. To avoid even the appearance of a conflict of interest, members of legal firms which provide legal counsel to the company and representatives of investment banking houses, commercial banks or management consulting firms which have or are anticipated to have business relations with the company should not be considered.

     3. In addition, the following criteria should be considered in recommending candidates for board membership, although these should not be applied rigidly:

          a. Maturity and Experience

               A director should be mature and have practical or academic experience in business, economics, government or the sciences. Ideally, a director would have 15 or more years of experience including management responsibilities.

          b. Geography

               Since the company's operations are primarily mainland United States in scope, it is desirable to have a balanced geographic representation with major geographic areas of the company's business being reflected on the board to the extent practicable.

          c. Past Experience in Order of Preference

             (1) Chief executive officer, chief operating officer or senior executive officer of a public or substantial private company, preferably of an industrial, distribution or retailing company, with sales in excess of $500,000,000.

             (2) An educator from fields of business, economics or the sciences with management experience.

          d. Women, Minorities and Special Interests

               Since a director represents broadly the interests of all the company's shareholders and constituencies, he or she should be chosen for his or her individual abilities and not be recommended based upon gender, minority group status or as a representative of any special interest group. However, it is desirable to have a cross section of backgrounds, and candidates otherwise qualified may be recommended with due consideration given to their gender, minority status or special interests.

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2001 AT 10:00 A.M. AT OUR CUSTOMER SUPPORT CENTER, 1945 LAKEPOINTE DRIVE, LEWISVILLE, TEXAS.


Mark S. Hansen, Neal J. Rider, or Carlos M. Hernandez is hereby constituted the proxy of the undersigned with full power of substitution to represent and to vote as specified all shares of common stock which the Shareholder(s) named on the reverse side is entitled to vote at the above Annual Meeting or at any adjournment thereof, and their discretion to vote upon all matters as may properly be brought before the Meeting.

First Chicago Trust Company, a division of EquiServe, as Custodian under the Dividend Reinvestment and Stock Purchase Plan, is hereby authorized to execute a proxy with identical instructions for any shares of common stock held for the benefit of the Shareholder(s) named on the reverse side.

Nominees for election to the Board of Directors for a one-year term expiring in 2002 are:

01. Herbert M. Baum, 02. Kenneth M. Duberstein, 03. Archie R. Dykes, 04. Carol
B. Hallett, 05. Robert S. Hamada, 06. Mark S. Hansen and 07. Guy A. Osborn.

Please sign and date on the reverse side and mail promptly in the enclosed postage-paid envelope or otherwise to vote by telephone or Internet, please see the reverse of this card.

--------------------------------------------------------------------------------
Comments:


                                                                 ---------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                 ---------------

--------------------------------------------------------------------------------
  FOLD AND DETACH HERE ONLY IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL


                            FLEMING COMPANIES, INC.

                         Annual Meeting of Stockholders

                                  May 15, 2001
                                   10:00 a.m.
                               Lewisville, Texas

                             Your Vote is Important
                             Thank You for Voting.

                             A GREAT PLACE TO WORK
                             A GREAT PLACE TO TRADE
                            A GREAT PLACE TO INVEST

[X] PLEASE MARK YOUR                                                        4867
    VOTES AS IN THIS
    EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO DIRECTION IS INDICATED, THEY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD AND "FOR" PROPOSALS 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

---------------------------------------------------------------------------------------  -------------------------------------------
The Board of Directors Recommends a vote FOR Proposals 2 and 3.                                          SPECIAL ACTION
---------------------------------------------------------------------------------------  -------------------------------------------
                   FOR  WITHHELD                                 FOR  AGAINST  ABSTAIN
1. Election of     [ ]    [ ]    2. Ratification of Deloitte &   [ ]    [ ]      [ ]      I have included comments or
   Directors.                       Touche LLP as Independent                             change of address.               [ ]
   (see reverse)                    Auditors for 2001
                                                                                          I do not wish to receive future
For, except vote from the                                                                 annual reports for this account
following nominee(s):            3. Approval of the Key                                   at this address.                 [ ]
                                    Executive Retention Plan.    [ ]    [ ]      [ ]
--------------------------------                                                          I agree to accept       I plan to
---------------------------------------------------------------------------------------   future proxy            attend the
                                                                                          statements and   [ ]    annual      [ ]
                                                                                          annual reports          meeting.
                                                                                          electronically.
                                                                                         -------------------------------------------
                                                                                          THE PROXY WILL VOTE IN HIS/HER DISCRETION,
                                                                                          ON SUCH OTHER BUSINESS AS MAY PROPERLY
                                                                                          COME BEFORE THE MEETING OR ANY
                                                                                          ADJOURNMENT THEREOF.

                                                                                          I RESERVE THE RIGHT TO REVOKE THIS PROXY
                                                                                          AT ANY TIME BEFORE THE EXERCISE THEREOF.

                                                                                          NOTE: Please sign exactly as name appears
                                                                                          hereon. Joint owners should each sign.
                                                                                          When signing as attorney, executor,
                                                                                          administrator, trustee or guardian, please
                                                                                          give full title as such.

                                                                                          -----------------------------------------

                                                                                          -----------------------------------------
                                                                                           SIGNATURE(S)                    DATE

------------------------------------------------------------------------------------------------------------------------------------
                     FOLD AND DETACH HERE ONLY IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL

                            FLEMING COMPANIES, INC.

Dear Shareholder:

Fleming encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above is your personal code to access the system.

1. To vote over the Internet:
        o Log on to the Internet and go to the web site http://www.eproxyvote.com/flm.

2. To vote over the telephone:
        o On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week from the U.S. and Canada to vote your proxy.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, do not mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.